UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Tri-S Security Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRI-S SECURITY CORPORATION
Royal Centre On
11675 Great Oaks Way, Suite 120
Alpharetta, Georgia 30022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 28, 2006

To the Shareholders of Tri-S Security Corporation:

Notice is hereby given that a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the “Meeting”) of Tri-S Security Corporation, a Georgia corporation (the “Company”), will be held at      a.m., local time, on Tuesday, February 28, 2006, at                 , for the purpose of considering and voting upon the following matters:

(1)         to approve the potential issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon conversion of convertible promissory notes and exercise of warrants issued in a private placement financing for the purpose of complying with the rules governing The Nasdaq Stock Market, Inc. (the “Nasdaq”);

(2)         to approve the issuance of warrants to be issued to the Company’s lender and the potential issuance of shares of Common Stock upon exercise thereof for purposes of complying with the Company’s credit  agreement with the lender and the rules governing the Nasdaq; and

(3)         to transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Special Meeting of Shareholders. The Board of Directors of the Company has fixed the close of business on January 26, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Meeting.

By Order of the Board of Directors,
Ronald G. Farrell
Chairman of the Board and
Chief Executive Officer
Alpharetta, Georgia
February [ ], 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY REVOKE OR CHANGE YOUR PROXY FOR ANY REASON AT ANY TIME BEFORE THE VOTING BY DELIVERING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, THEN YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PRELIMINARY PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
TRI-S SECURITY CORPORATION

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement (the “Proxy Statement”) and the accompanying form of proxy are being furnished to the shareholders of Tri-S Security Corporation, a Georgia corporation (the “Company”), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board”) from holders of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”), for use at a Special Meeting of Shareholders of the Company (together with any adjournments or postponements thereof, the “Meeting”) to be held at [     ] a.m., local time, on Tuesday, February 28, 2006, at                          . This Proxy Statement and the accompanying form of proxy are expected to be mailed to shareholders of record of the Company on or about February [  ], 2006.

Solicitation of Proxies

The Company will bear the costs of preparing and mailing the Proxy Statement, as well as all other costs incurred on behalf of the Board in connection with its solicitation of proxies from the Company’s shareholders. Directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, personal interview, telephone or other means without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding such solicitation materials to, and obtaining proxies from, the beneficial owners of such Common Stock entitled to vote at the Meeting. The Company will reimburse these persons for their reasonable expenses incurred in doing so.

Voting Rights and Outstanding Shares

Only shareholders of record as of the close of business on January 26, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [      ] shares of Common Stock outstanding and entitled to vote at the Meeting, held by approximately [    ] holders of record. All shareholders of Common Stock are entitled to cast one vote per share held as of the Record Date on each proposal considered at the Meeting.

Quorum and Vote Required

A quorum of the Company’s shareholders is necessary to transact business at the Meeting. The presence at the Meeting, in person or by proxy, of shares of Common Stock representing a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date will constitute a quorum for transacting business at the Meeting. Abstentions and broker-non votes, discussed below, count as present for establishing a quorum.

Provided a quorum is present at the Meeting, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to approve (i) the potential issuance of shares of Common Stock pursuant to the terms of (a) certain 10% Callable, Convertible Promissory Notes (the “Notes”) and warrants to purchase shares of Common Stock (the “Investor Warrants”) issued by the Company in a private placement financing in September and October 2005 (the “Financing”), and (b) warrants to purchase shares of Common Stock (the “Broker Warrants” and, together with the Investor Warrants, the “Financing Warrants”) issued to the Company’s placement agent and its employees (collectively, the “Placement Agent”) in connection with the Financing (“Proposal 1”); and (ii) the issuance of warrants to the Company’s lender (the “Lender

Warrants”) and the potential issuance of shares of Common Stock pursuant to the terms thereof (“Proposal 2”), each of which is being presented to the shareholders for approval for purposes of complying with the Marketplace Rules (the “Marketplace Rules”) of The Nasdaq Stock Market, Inc. (“Nasdaq”). Proposal 1 is also being presented to shareholders for approval for purposes of complying with the terms of the Notes and Financing Warrants, and Proposal 2 is also being presented to the shareholders for approval for purposes of complying with the Company’s credit agreement with the Company’s lender. If a quorum is not present at the Meeting, then it is expected that the Meeting will be adjourned or postponed to solicit additional proxies.

All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the votes cast as to any particular proposal on which the broker has expressly not voted. Broker non-votes are proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owners as to certain proposals on which the beneficial owners are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary voting power to vote without instructions. Abstentions will have the same effect as votes against Proposals 1 and 2, and broker non-votes will have no effect on Proposals 1 and 2.

Revocability of Proxies

The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, then such shares will be voted in favor of (FOR) Proposals 1, 2 and 3. Any person signing and mailing a proxy may, nevertheless, revoke it at any time before it is exercised by sending to the Company a written revocation notice or a new, duly executed proxy bearing a later date or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

Dissenters’ Rights of Appraisal

The Company’s shareholders will not have rights of appraisal with respect to Proposals 1 or 2.

PROPOSAL 1
APPROVAL OF POTENTIAL ISSUANCE OF COMMON STOCK
UPON CONVERSION OF NOTES AND EXERCISE OF FINANCING WARRANTS

Introduction

In the Financing, the Company issued Notes with an aggregate principal amount of $8,015,000 and Investor Warrants for a total purchase price of $8,015,000. The Company also issued the Broker Warrants to the Placement Agent in connection with the Financing. The Notes are convertible into, and the Investor Warrants and Broker Warrants are exercisable for, 1,669,826 shares, 834,890 shares, and 250,468 shares of Common Stock, respectively, subject to certain conversion and exercise restrictions and anti-dilution adjustments. The Financing was completed in four closings (each, a “Closing”), occurring on September 2, 2005 (the “First Closing”), September 30, 2005 (the “Second Closing”), October 12, 2005 (the “Third Closing”) and October 14, 2005 (the “Fourth Closing”). The principal amount of the Notes and the number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Investor Warrants issued in each Closing are set forth in the table below. On December 21, 2005, the Company issued the Broker Warrants to the Placement Agent.

	Principal Amount of Notes	Number of Shares of Common Stock Issuable Upon Conversion of Notes*	Number of Shares of Common Stock Issuable upon Exercise of Investor Warrants*
First Closing	$1,015,000	211,465	105,728
Second Closing	$1,100,000	229,176	114,581
Third Closing	$4,325,000	901,059	450,519
Fourth Closing	$1,575,000	328,126	164,062
Total	$8,015,000	1,669,826	834,890

*                    Does not include an indeterminate number of additional shares of Common Stock that may become issuable upon conversion of the Notes and exercise of the Investor Warrants due to anti-dilution adjustments. See “Proposal 1—Terms of Financing.”

Use of Proceeds from the Financing

The Company used the net proceeds from the Financing, approximately $6.6 million, to partially finance the Company’s acquisition of all of the outstanding capital stock of The Cornwall Group, Inc. (“Cornwall”), which the Company acquired on October 18, 2005 for a purchase price of $13.5 million (the “Acquisition”). The Acquisition is further discussed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2005 (the “Current Report”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “Quarterly Report”).

The Company intends to use any additional consideration the Company will receive upon exercise of the Financing Warrants for general corporate purposes, including funding future acquisitions, capital expenditures, working capital and payment of debt. The Company frequently evaluates acquisition opportunities and, at any given time, may be in various stages of due diligence or preliminary discussions in connection with a number of potential transactions. From time to time, the Company may enter into non-binding letters of intent, but the Company is not currently subject to any definitive agreement with respect to any such acquisition.

Terms of the Financing

The following descriptions summarize the material terms of the Financing. Shareholders are urged to carefully read the forms of the (i) Notes and Investor Warrants issued in the First Closing, which are attached hereto as Appendix A and Appendix B, respectively; (ii) Notes and Investor Warrants issued in all subsequent Closings, which are attached hereto as Appendix C and Appendix D, respectively; and (iii) Broker Warrants issued in connection with the Financing, which are attached hereto as Appendix E.

Notes

The Notes have an aggregate principal amount of $8,015,000. Interest on the principal amount of the Notes accrues at a rate of 10% per annum. All accrued interest is payable monthly on the last business day of each month. The outstanding principal amount of the Notes and all unpaid, accrued interest thereon is payable on the third anniversary of the date of issuance of the Notes (with respect to each Note, the “Issue Date”). The Company may prepay all or any part of the outstanding principal under any Note at any time after the first anniversary of the Issue Date upon 30-days’ prior notice to the holder of the Note, provided that the resale of the shares of Common Stock issuable upon conversion of the Note has been registered with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

The outstanding principal amount of any Note may be converted at the option of the holder at any time after the Company’s shareholders approve Proposal 1 and prior to the maturity of the Note into shares of Common Stock at an initial conversion price of $4.80 per share, provided that a holder of a Note may not convert the Note if such conversion would cause the holder to beneficially own more than (i) 4.99% of the outstanding Common Stock (for holders of Notes issued in the First Closing) or (ii) 9.99% of the outstanding Common Stock (for holders of Notes issued in the Second, Third or Fourth Closings). The initial conversion price of the Notes is subject to proportional adjustment for stock splits, stock dividends, recapitalizations, reclassifications and similar corporate events but not for any other dilutive issuances of equity securities the Company may make.

Warrants

The Financing Warrants are exercisable at the option of the holder at any time after the Company’s shareholders approve Proposal 1 and prior to the third anniversary of the issue date of the Financing Warrants into shares of Common Stock at an exercise price of $4.80 per share, provided that a holder of a Financing Warrant may not exercise the Financing Warrant if such exercise would cause the holder to beneficially own more than (i) 4.99% of the outstanding Common Stock (for holders of Financing Warrants issued in the First Closing) or (ii) 9.99% of the outstanding Common Stock (for holders of Financing Warrants issued in the Second, Third or Fourth Closings). The initial exercise price of the Financing Warrants and the number of shares issuable upon exercise of the Financing Warrants is subject to proportional adjustment for stock splits, stock dividends, recapitalizations, reclassifications and similar corporate events but not for any other dilutive issuances of equity securities the Company may make.

Registration Rights

Under the terms of the Registration Rights Agreements the Company entered into in connection with the Financing (the “Registration Rights Agreement”), the Company has agreed to file a registration statement (the “Registration Statement”) with the SEC to register pursuant to the Securities Act the resale of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Financing Warrants. The Company has agreed to use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof. The Company has also agreed to make such filings as necessary to keep the Registration Statement effective until the earlier of such time as (i) all of the securities which the Company is required to registered pursuant to the Registration Rights Agreements (the “Registrable Securities”) have been sold either pursuant to the Registration Statement or Rule 144 of the Securities Act (“Rule 144”); (ii) the date on which all of the Registrable Securities remaining to be sold under the Registration Statement may be immediately sold to the public under Rule 144(k) or any successor provision; and (iii) the date which is 120 days after the date the Registration Statement becomes effective.

Other Agreements

Ronald G. Farrell, the Company’s Chairman of the Board and Chief Executive Officer, has agreed to vote all shares of Common Stock beneficially owned by him in favor of Proposal 1. As of the Record Date, Mr. Farrell beneficially owned approximately 24% of the outstanding Common Stock.

Nasdaq Shareholder Approval Requirements

The Common Stock is traded on The Nasdaq SmallCap Stock Market under the symbol “TRIS.” Consequently, the Company is subject to the Marketplace Rules. Although the issuance of the Notes and Financing Warrants did not require shareholder approval under Georgia law, the Company’s articles of incorporation or bylaws, or the Marketplace Rules, the issuance of shares of Common Stock upon conversion of the Notes and exercise of the Financing Warrants does require shareholder approval under Marketplace Rules 4350(i)(1)(C) and 4350(i)(1)(D).

Marketplace Rule 4350(i)(1)(C)

Marketplace Rule 4350(i)(1)(C) requires Nasdaq-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities (on an as-converted or as-exercised basis) representing 20% or more of the outstanding Common Stock or voting power of the issuer on a pre-transaction basis when such issuance is made in connection with the acquisition of the stock or assets of another company. If a private placement of securities is consummated in close proximity to the acquisition of stock or assets, then the Nasdaq may determine that the private placement financed the acquisition. If the private placement financed the acquisition, then the Nasdaq would aggregate the securities issued in the private placement with the securities issued in connection with the acquisition to determine whether the 20% threshold of Marketplace Rule 4350(i)(1)(C) has or will be exceeded.

Marketplace Rule 4350(i)(1)(C) is applicable to the Financing because the Closings occurred in close proximity to the Acquisition, and the Company used the net proceeds from the Financing to partially fund the Acquisition. In connection with the Financing, the Company could potentially issue 2,755,184 shares of Common Stock upon conversion of the Notes and exercise of the Financing Warrants (without regard to any restrictions on such conversion or exercise or possible antidilution adjustments). These shares of Common Stock, together with the 20,000 shares of Common Stock the Company issued pursuant to the Company’s 2004 Stock Incentive Plan to a consultant of Cornwall in connection with the Acquisition (the “Acquisition Shares”), represent approximately 84% of the Company’s voting power and outstanding shares of Common Stock on August 30, 2005, the date on which the Company executed a binding agreement for the Acquisition. Accordingly, in order to comply with Marketplace Rule 4350(i)(1)(C), the Company must obtain shareholder approval before issuing any shares of Common Stock upon conversion of the Notes or exercise of the Financing Warrants.

Marketplace Rule 4350(i)(1)(D)

Marketplace Rule 4350(i)(1)(D) requires Nasdaq-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer’s common stock. For purposes of Rule 4350(i)(1)(D), the (i) outstanding common stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance; and (ii) market value of the issuer’s common stock is deemed to be the closing bid price of the issuer’s common stock immediately prior to entering into such binding agreement. When considering whether separate issuances should be aggregated for purposes of Marketplace Rule 4350(i)(1)(D), the Nasdaq considers the timing of the issuances, the commonality of investors, the existence of any contingencies between the issuances, the commonality as to the use of proceeds and whether the transactions are part of the same financing plan.

Marketplace Rule 4350(i)(1)(D) is applicable to the Financing because, although the Financing was conducted in multiple Closings, the Closings occurred close in time, the proceeds of each Closing were used for the Acquisition, and each Closing was part of the same financing plan. In the Financing, the Company became bound to issue the Notes and Financing Warrants with respect to each Closing on the date of such Closing. The closing bid prices per share of the Common Stock immediately prior to the First Closing, the Second Closing, the Third Closing and the Fourth Closing were $4.80, $5.09, $5.08 and $4.97, respectively, each of which price is greater than the book value of the Common Stock. Each of the conversion price of the Notes and the exercise price of the Financing Warrants, although equal to the closing bid price of the Common Stock immediately prior to the First Closing, is less than the closing bid price of the Common Stock immediately prior to each subsequent Closing. Furthermore, the aggregate number of shares of Common Stock potentially issuable upon conversion of the Notes and exercise of the Financing Warrants (without regard to any restrictions on such conversion or exercise) exceeds 20% of the Common Stock outstanding on September 2, 2005, the date of the First Closing. In the Financing, the Company could potentially issue shares of Common Stock representing greater than 20% of the Company’s outstanding Common Stock and voting power for a price less than the greater of book or market value of the Common Stock. Accordingly, in order to comply with Marketplace Rule 4350(i)(1)(D), the Company must obtain shareholder approval before issuing any shares of Common Stock upon conversion of the Notes or exercise of the Financing Warrants.

Interests of Certain Persons

Robert K. Mills, the Company’s Chief Financial Officer, purchased a Note with a principal value of $25,000 and an Investor Warrant exercisable for 2,604 shares of Common Stock. If Proposal 1 is approved, then Mr. Mills may convert his Note or exercise his Investor Warrant pursuant to the terms thereof.

Effect of Shareholder Approval of Proposal 1

If the shareholders approve Proposal 1, then (i) the Company shall have obtained shareholder approval in satisfaction of Marketplace Rules 4350(i)(1)(C) and 4350(i)(1)(D); (ii) the Company’s shareholders shall have authorized the issuance upon conversion of the Notes and exercise of the Financing Warrants of 1,669,826 and 1,085,358 shares of Common Stock, respectively, plus an indeterminate number of additional shares as may become issuable under the Notes and Financing Warrants due to anti-dilution adjustments; and (iii) the Company will issue such shares of Common Stock upon conversion of the Notes and exercise of the Financing Warrants.

Conversion of the Notes benefits the Company and its shareholders because, to the extent the outstanding principal of the Notes is converted into shares of Common Stock, the Company is no longer obligated to pay such principal or interest otherwise due thereon, and the Company’s outstanding debt and interest expense will be reduced. Exercise of the Financing Warrants benefits the Company and its shareholders because upon such exercise the Company will receive the exercise price per share of Common Stock issued. If the Financing Warrants are exercised in full at the initial exercise price, then the exercise proceeds to the Company would be approximately $5.2 million. Even if the shareholders approve Proposal 1, the decision to convert the Notes or exercise the Financing Warrants will remain with the holders thereof, and such holders may determine not to convert the Notes or exercise the Warrants for any reason.

The 2,755,184 shares of Common Stock issuable upon conversion of the Notes and exercise of the Financing Warrants (without regard to additional shares which may become issuable due to anti-dilution adjustments) represent approximately       % of the shares of Common Stock outstanding as of the Record

Date and, assuming such shares of Common Stock are issued, represent a significant dilution of the voting interests of existing shareholders. The issuance of shares of Common Stock pursuant to the Notes and the Financing Warrants will also have a dilutive effect on earnings per share and may adversely affect the market price of the Common Stock.

The issuance of shares of Common Stock in connection with the Financing could have an anti-take over effect because such issuance will make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of Common Stock upon conversion of the Notes or exercise of the Financing Warrants will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Proposal 1 is not part of a plan by the Board to adopt a series of anti-takeover measures. The Board does not have any knowledge of any effort by any person to accumulate the Company’s securities or obtain control of the Company by any means.

Effect of Failure to Obtain Shareholder Approval of Proposal 1

If the shareholders do not approve Proposal 1, then (i) the Notes may not be converted into, and the Financing Warrants may not be exercised for, shares of Common Stock; (ii) the Company will not enjoy the benefit of debt or interest expense reduction associated with any conversion of Notes; and (ii) the Company will not receive the exercise proceeds associated with any exercise of the Financing Warrants. Furthermore, if the shareholders do not approve Proposal 1 at the Meeting, then the Board may determine to continue to seek shareholder approval thereof at the Company’s expense.

Recommendation of the Board of Directors

The Board unanimously recommends that shareholders vote FOR Proposal 1. Proxies solicited by the Board will be voted FOR Proposal 1 unless instructions to the contrary are given.

PROPOSAL 2
APPROVAL OF ISSUANCE OF WARRANTS TO LENDERS
AND COMMON STOCK UPON EXERCISE THEREOF

Introduction

On October 18, 2005, the Company and its subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with LSQ Funding Group, L.C. (“LSQ”) and BRE LLC (“BRE” and, together with LSQ, the “Lender”), pursuant to which the Company borrowed approximately $5.2 million pursuant to two term loans, and the Lender advanced to the Company approximately $6.0 million pursuant to a factoring facility provided by the Credit Agreement. The Company used the proceeds from the term loans and a portion of the advances from the factoring facility to partially finance the Acquisition.

Pursuant to the Credit Agreement, the Company must pay the Lender a fee in the amount of $250,000 (the “Fee”) no later than April 18, 2006. The Company, however, may satisfy its obligation to pay the Fee by delivering to the Lenders the Lender Warrants, provided the Company’s shareholders have approved the Lender Warrants. If issued, the Lender Warrants will be exercisable for 175,000 shares of Common Stock, subject to anti-dilution adjustments.

The Credit Agreement is further described in the Current Report and the Quarterly Report.

Terms of Lender Warrants

The following description summarizes the terms of the Lender Warrants. Shareholders are urged to carefully read the Lender Warrants, which are attached hereto as Appendix F and Appendix G.

If issued, the Lender Warrants will be exercisable for a three-year period from their date of issuance for, 175,000 shares of Common Stock at an initial exercise price of $4.80 per share. Notwithstanding the foregoing, the Lenders may not exercise the Lender Warrants if such exercise would cause the Lenders to beneficially own more than 9.99% of the outstanding Common Stock.

The initial exercise price and the number of shares of Common Stock issuable upon exercise of the Lender Warrants are subject to adjustment for stock splits, stock dividends, recapitalizations, reclassifications, similar corporate events and dilutive issuances by the Company of Common Stock or options or other rights to subscribe for Common Stock or securities convertible into or exchangeable for Common Stock. As a result of these anti-dilution adjustments, an indeterminate number of additional shares of Common Stock may be issued upon exercise of the Lender Warrants.

The shares issuable upon exercise of the Lender Warrants shall have the same registration rights as the Registrable Securities under the Registration Rights Agreement.

Shareholder Approval Requirements

Although the issuance of the Lender Warrants does not require shareholder approval under Georgia law, the Company’s articles of incorporation or bylaws, or the Marketplace Rules, the Company may not issue the Lender Warrants in lieu of paying the Fee unless the Company’s shareholders have approved Proposal 2. Furthermore, the issuance of Common Stock upon exercise of the Lender Warrants may require shareholder approval under Marketplace Rules 4350(i)(1)(C) and 4350(i)(1)(D).

Credit Agreement

Pursuant to the Credit Agreement, the Lender Warrants must be approved by the Company’s shareholders before the Company may elect to issue and deliver the Lender Warrants in lieu of paying the Fee, and the Company is seeking shareholder approval of the Lender Warrants to satisfy a condition of the Credit Agreement so that the Company may pay the Fee by issuing and delivering the Lender Warrants.

Marketplace Rules

In addition, the Company believes that the Nasdaq could take the position that Marketplace Rule 4350(i)(1)(C) is applicable to the Lender Warrants. The Nasdaq could determine that the issuance of the Lender Warrants financed the Acquisition because the Lender Warrants, if issued, will be issued in payment of a Fee under the Credit Agreement, and a significant portion of the proceeds of the Credit Agreement was used to partially finance the Acquisition. If Nasdaq were to determine that the Lender Warrants financed the Acquisition, then Nasdaq would aggregate the Lender Warrants with all other securities issued in connection with the Acquisition (presumably, the Acquisition Shares, the Notes and the Financing Warrants) to determine whether the 20% threshold of Marketplace Rule 4350(i)(1)(C) has or will be exceeded. The aggregate number of shares of Common Stock issued or issuable in connection with the Lender Warrants, the Acquisition Shares, the Notes and the Financing Warrants represents more than 20% of the Company’s voting power and outstanding shares of Common Stock on August 30, 2005, the date on which the Company executed a binding agreement for the Acquisition.

Furthermore, the Company also believes that the Nasdaq could take the position that Marketplace Rule 4350(i)(1)(D) is applicable to the Lender Warrants. As a result of possible anti-dilution adjustments (i) the shares of Common Stock issuable upon exercise of the Lender Warrants could be issued at a price less than the greater of book or market value of the Common Stock; and (ii) the number of shares issuable upon exercise of the Lender Warrants is indeterminate and, theoretically, could exceed 20% of the outstanding Common Stock. Alternatively, the Nasdaq could determine that the Lender Warrants should be aggregated with the Notes and the Financing Warrants for purposes of Marketplace Rule 4350(i)(1)(D) because the proceeds of the Financing and the Credit Agreement were used for a common purpose (to fund the Acquisition), and the Lender Warrants and Financing Warrants have certain identical terms, including the initial exercise price, the restrictions on beneficial ownership, registration rights and a three-year term. The aggregate number of shares of Common Stock issuable in connection with the Lender Warrants, the Notes and the Financing Warrants represents more than 20% of the Company’s voting power and outstanding shares of Common Stock.

Based on the foregoing, the Company has determined to seek shareholder approval of the issuance of the shares Common Stock upon exercise of the Lender Warrants for purposes of complying with Marketplace Rules 4350(i)(1)(C) and 4350(i)(1)(D).

Effect of Shareholder Approval and Non-Approval of Proposal 2

If the shareholders approve Proposal 2, then (i) the Company shall have obtained shareholder approval in satisfaction of Marketplace Rules 4350(i)(1)(C) and 4350(i)(1)(D); (ii) the Company shareholders shall have approved the issuance of the Lender Warrants and authorized the issuance upon exercise of the Lender Warrants of 175,000 shares of Common Stock plus an indeterminate number of additional shares as may become issuable under the Lender Warrants due to anti-dilution adjustments; (iii) the Company shall have the option of issuing the Lender Warrants to the Lenders in lieu of paying the Fee; and (iv) if the Company elects to issue and deliver the Lender Warrants in lieu of paying the Fee, then the Company will issue shares of Common Stock upon exercise of the Lender Warrants. Furthermore, if the Lender Warrants are issued and exercised, then the Company will receive the exercise price per share of Common Stock issued. If the Lender Warrants are exercised in full at the initial exercise price, the exercise proceeds to the Company would be approximately $840,000. Even if the shareholders approve Proposal 2 and the Company elects to issue and deliver the Lender Warrants in lieu of paying the Fee, the decision to exercise the Lender Warrants will remain with the Lenders, and the Lenders may determine not to exercise the Lender Warrants for any reason.

If the shareholders do not approve Proposal 2, then the Company will not be able to issue the Lender Warrants and must pay the $250,000 Fee in cash to the Lender by no later than April 18, 2006.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) each person or group of persons known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s directors; (iii) each of the Company’s Named Executive Officers, as such term is used in Item 402 of Regulation S-K; and (iv) all of the Company’s executive officers and directors as a group. All beneficial ownership information reported below is based upon publicly available information and certain additional information known to the Company.

	Common Stock(1)
Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(2)
Ronald G. Farrell†‡	906,149	(3)	[ ]	%
Michael F. Bennett	194,984	(4)	[ ]
James A. Logsdon†	0		[ ]
Robert K. Mills‡(5)	0		[ ]
L. K. Toole†	0		[ ]
James A. Verbrugge†	0		[ ]
E. Wayne Stallings(5)	0		[ ]
All directors and executive officers as a group (5 persons)	906,149		[ ]

†                     Director of the Company

‡                     Officer of the Company

*                    Less than 1% of the issued and outstanding shares of the Common Stock.

(1)          Unless otherwise noted, all of the shares shown are held by individuals or entities processing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of the Record Date, are treated outstanding only when determining the amount and percentage owned by such individual or group.

(2)          In accordance with regulations of the Securities and Exchange Commission, the percentage calculations are based on [          ] shares of Common Stock issued and outstanding as of the Record Date, plus shares of Common Stock which may be acquired within 60 days of the Record Date by each individual or group listed.

(3)          Includes (i) 711,974 shares of Common Stock held by R.G.F. Investments, Inc., a corporation in which Mr. Farrell is the sole shareholder, officer and director, over which shares Mr. Farrell may be deemed to have sole investment and voting power; (ii) 97,087 shares of Common Stock held by Mr. Farrell’s spouse, over which  shares Mr. Farrell may be deemed to have shared  investment and voting power; and (iii) 97,087 shares of Common Stock issuable upon exercise of an option held by Mr. Farrell.

(4)          Includes 36,408 shares of Common Stock held by Southwick Capital, LLC, a limited liability company controlled by Mr. Bennett, over which shares Mr. Bennett may be deemed to have sole investment and voting power.

(5)          Robert K. Mills commenced serving as the Company’s Chief Financial Officer in August 2005.

(6)          E. Wayne Stallings served as the Company’s Chief Financial Officer from October 2004 until August 2005.

ADDITIONAL INFORMATION

Other Matters

Management knows of no matters which will be presented for consideration at the Meeting other than those stated in the Notice of Special Meeting of Shareholders which accompanied this Proxy Statement. However, if any other matters do properly come before the Meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters. Such person or persons will also vote the proxy in accordance with their best judgment on matters incident to the conduct of the Meeting, including any decisions to adjourn the Meeting.

Shareholder Proposals

Any and all shareholder proposals with respect to nominations of persons for election as directors must comply with the provisions of the Company’s bylaws. Any and all other shareholder proposals for inclusion in the proxy materials for the Company’s annual meeting of shareholders to be held in 2006 must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and must be received by the Company, at its offices located at Royal Centre One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia 30022, not later than [            ], 2006. Such other proposals should be addressed to the Secretary of the Company at the address indicated on the first page of this Proxy Statement.

Whether or not you plan to attend the Meeting, you are urged to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed postage-paid envelope. Shareholders who attend the Meeting may vote their shares personally even though they have submitted their proxies.

By Order of the Board of Directors,
Ronald G. Farrell Chairman of the Board and Chief Executive Officer

Alpharetta, Georgia
February [    ], 2006

APPENDIX A

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO: (A) THE RESTRICTIONS SET FORTH HEREIN AND (B) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRI-S SECURITY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

10% CALLABLE, CONVERTIBLE PROMISSORY NOTE

No. [ ]	Issue Date: [ ], 2005
Alpharetta, Georgia

Tri-S Security Corporation, a Georgia corporation (“Payor”), hereby promises to pay to [           ] (“Holder”), at the address listed on the signature page hereto or such address as Holder may from time to time designate in writing to Payor, the principal sum of [      ] DOLLARS ($         ), together with interest thereon as provided herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in accordance with the terms and conditions of this promissory note (the “Note”).

1.   Series of Notes.   This Note is issued as part of a series of similar notes issued pursuant to Payor’s Confidential Private Offering Memorandum dated July 26, 2005 (the “Memorandum”), and the terms of that certain Subscription Agreement entered into between Payor and Holder, accepted by Payor on [       ], 2005.

2.   Interest.   The outstanding principal balance hereunder shall bear interest at a rate of 10% per annum from the date of issuance of this Note as indicated above (the “Issue Date”), computed on the basis of a 360-day year consisting of twelve 30-day months. All accrued interest under this Note shall be payable monthly on the last Trading Day (as hereinafter defined) of each month, commencing the month after the Issue Date. All payments made hereunder shall be applied first to accrued interest and thereafter to principal. For purposes of this Note, “Trading Day” means any day on which the shares of Payor’s common stock, par value $0.001 per share (the “Common Stock”), are purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

3.   Maturity Date.   The outstanding principal balance hereunder and all unpaid, accrued interest thereon shall be payable on the date which is the third anniversary of the Issue Date, or [        ], 2008 (the “Maturity Date”).

4.   Conversion.   At any time after Shareholder Approval (as defined in Section 7 hereof) is obtained and prior to the Maturity Date, Holder may elect to convert all, but not less than all, of the outstanding principal balance hereunder (the “Converted Amount”) into a number of shares of Common Stock (the “Conversion Shares”) equal to the quotient obtained by dividing the Converted Amount by the Conversion Price. For purposes of this Note, the “Conversion Price” shall equal $4.80 per share, subject to adjustment as set forth in Section 6 hereof.

5.   Conversion Procedure.

(a)    Holder shall exercise the conversion right set forth in Section 4 hereof by delivering to Payor a completed Notice of Conversion in the form attached hereto as Exhibit A (a “Conversion Notice”). No later than five Trading Days after Holder delivers to Payor the Conversion Notice, Payor shall issue to Holder a certificate or certificates representing the Conversion Shares into which the Converted Amount has been converted. Such conversion shall be deemed to have been effected as of the close of business on the date the Conversion Notice is delivered to Payor, and Holder will be deemed to have become the holder of record of the Conversion Shares issuable pursuant to such notice on such date.

(b)   Payor shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of the issuance or delivery of certificates representing the Conversion Shares in a name other than that of Holder.

(c)    Upon conversion of this Note pursuant to Sections 4 and 5 hereof, Payor will take all such actions as are necessary in order to ensure that the Conversion Shares will be validly issued, fully paid and nonassessable.

(d)   If Holder is required to make any governmental filings or to obtain any governmental approval in connection with the issuance or conversion of this Note, Payor will provide Holder with reasonable assistance in preparing such filings or obtaining such approval. Payor will make all filings Payor is required to make with the Securities and Exchange Commission (the “SEC”) and the applicable state securities commissions in connection with the issuance of this Note and the Conversion Shares.

(e)    No fractional share of Common Stock or scrip representing any fractional share of Common Stock shall be issued upon the conversion of the Converted Amount. If the conversion of the Converted Amount results in a fraction, the number of shares of Common Stock to be issued to Holder shall be rounded up to the nearest whole share.

(f)    Upon conversion of the entire outstanding principal balance hereunder and the payment of the accrued but unpaid interest due thereon, the rights of Holder with respect to this Note will cease.

6.   Adjustment of Conversion Price.   In the event that, after the Issue Date, Payor shall: (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in Payor’s capital stock (which shall include any options, warrants or other rights to acquire capital stock), (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of Payor’s capital stock in reclassification of the Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted so that, upon conversion of the Conversion Amount, Holder shall be entitled to receive the number of Conversion Shares or other securities of Payor that Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above had the Conversion Amount been converted immediately prior to the occurrence of such event. In the event that the outstanding shares of Common Stock are ever converted into a greater or lesser number of shares of another corporation or entity through a merger or similar transaction, a proportionate adjustment shall be made to the Conversion Price to account for such change. Payor shall give prompt written notice to Holder following the occurrence of any event which requires an adjustment to the Conversion Price pursuant to the terms hereof.

7.   Limitations on Right to Convert.

(a)    In no event shall Holder be permitted to convert the outstanding principal balance hereunder pursuant to Sections 4 and 5 hereof until Payor has obtained Shareholder Approval. For purposes of this Note, “Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a meeting of Payor’s shareholders (a “Shareholders Meeting”) at which a quorum is present to approve the potential issuance in connection with the offering contemplated by the Memorandum (the “Offering”) of more than 20% of the outstanding shares of Common Stock for purposes of complying with the rules governing The Nasdaq Stock Market, Inc. No later than thirty (30) days after the termination of the Offering, Payor shall file with the SEC a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter

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as practicable. Payor’s Chief Executive Officer, who in the aggregate beneficially owns approximately 24% of the Common Stock outstanding as of the date of the Memorandum has agreed to vote all such shares in a manner to obtain Shareholder Approval.

(b)   In no event shall Holder be permitted to convert the outstanding principal balance hereunder pursuant to Sections 4 and 5 hereof if, upon such conversion, the number of Conversion Shares to be issued pursuant to such conversion plus the number of shares of Common Stock beneficially owned by Holder would exceed 4.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of Payor and Holder that Holder not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of Holder to convert such excess principal amount at such time as such conversion will not violate the provisions of this Section 7. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 7 applies (and without limiting any rights Payor may otherwise have), Payor may rely on Holder’s determination of whether this Note is convertible pursuant to the terms hereof, Payor shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by Holder shall be deemed to be Holder’s representation that this Note is convertible pursuant to the terms hereof.

8.   Securities Laws; Share Legend.   Holder, by acceptance of this Note, agrees that the Conversion Shares will be disposed of only in accordance with the Securities Act and the rules and regulations of the SEC promulgated thereunder. In addition to any other legend which Payor may deem advisable under the Securities Act and applicable state securities laws, all certificates representing the Conversion Shares (as well as any other securities issued hereunder in respect of any such shares) issued upon conversion of this Note shall be endorsed as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to Payor) selected by Holder of such certificate, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

9.   Call Provision.   Payor has the option to prepay all or any portion of the outstanding principal balance hereunder at any time after the one year anniversary of the Issue Date with no prepayment penalty in accordance with the terms of this Section 9. Payor may exercise this right of prepayment by delivering to Holder a written notice (a “Prepayment Notice”) indicating the amount of the outstanding principal balance hereunder to be prepaid and the date on which Payor intends to make such prepayment, which date may be no earlier than 30 days after the Prepayment Notice is delivered to Holder. Notwithstanding the foregoing, Payor may exercise this right of prepayment only if a registration statement filed pursuant to the Securities Act covering the resale of the Conversion Shares has been declared effective by the SEC on or prior to the date on which Payor delivers the Prepayment Notice to Holder.

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10.   Governing Law.   The terms of this Note shall be construed in accordance with the laws of the State of Georgia.

11.   Restrictions on Transfer.   Holder, by acceptance of this Note, agrees and understands that: (i) this Note may not be transferred, sold pledged or hypothecated by Holder; and (ii) any attempted transfer, sale, pledge or hypothecation of this Note by Holder shall be void and of no effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Payor and Holder have duly executed and delivered this Note, or caused this Note to be duly executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION

By:	Ronald G. Farrell
Its:	Chief Executive Officer

5

ACCEPTED BY:

HOLDER:

[NAME OF HOLDER]

By:
Its:

Address of Holder:

Facsimile Number:
E-mail:

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EXHIBIT A

NOTICE OF CONVERSION

TO: TRI-S SECURITY CORPORATION

(1)   The undersigned hereby elects to convert the entire outstanding principal balance of that certain 10% Callable, Convertible Promissory Note, dated           , 2005, issued by Tri-S Security Corporation (the “Company”) to the undersigned (“the Note”), into         shares (the “Shares”) of the Company’s common stock, $.001 par value per share, pursuant to the terms of the Note.

(2)   Please issue a certificate or certificates representing the Shares in the following name:

Name	Address

(3)   The undersigned represents that:  (i) the Shares are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling the Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the undersigned’s investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business maters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act (which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein) and, because the Shares have not been registered under the Securities Act, they may not be sold or transferred by the undersigned unless so registered or an exemption from such registration is available; (v) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act (the “Rule”) unless certain conditions are met and until the undersigned has held the Shares for the number of years prescribed by the Rule and that among the conditions for use of the Rule is the availability to the public of current information about the Company; (vi) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required; and (vii) the undersigned is an “accredited investor” as such term is defined in Rule 501 promulgated pursuant to the Securities Act.

Date:	[NAME OF UNDERSIGNED)

By:
Its:

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APPENDIX B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT

TO PURCHASE              SHARES OF COMMON STOCK OF

TRI-S SECURITY CORPORATION

Issue Date:

THIS CERTIFIES THAT, for value received,                                      or (subject to the restrictions on transfer contained herein) its registered assigns (the “Holder”) is entitled to purchase from Tri-S Security Corporation, a Georgia corporation (the “Company”), at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, after the date on which Shareholder Approval (as hereinafter defined) is obtained and prior to 5:00 p.m., Atlanta, Georgia time, on the date which is the third anniversary of the Issue Date set forth above (the “Expiration Date”), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company specified above, all subject to adjustment and upon the terms and conditions as hereinafter provided.

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings set forth in Article V hereof.

ARTICLE I

EXERCISE OF WARRANTS

1.1.   Method of Exercise.   To exercise this Warrant in whole or in part, after the date on which Shareholder Approval is obtained, the Holder shall deliver to the Company at the Warrant Agency:  (a) this Warrant; (b) a written notice, substantially in the form of the subscription notice attached hereto as Annex 1 (the “Subscription Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names of the Eligible Holder(s) in which such certificates are to be registered; and (c) payment of the Exercise Price with respect to such shares of Common Stock. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier’s check or wire transfer.

The Company shall, as promptly as practicable and in any event within five (5) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such subscription notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice (or, if such notice shall not specify denominations, one certificate shall be issued) and shall be issued in the name of the Holder or such other name or names of Eligible Holder(s) as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses payable in connection with the preparation, issuance and delivery of share certificates and new Warrants as contemplated by Section 2.6 below (other than transfer or similar taxes in connection with the transfer of securities), except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice or promptly upon receipt of a written request of the Company for payment.

If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

1.2.   Shares To Be Fully Paid and Nonassessable.   All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3.   No Fractional Shares To Be Issued.   The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall issue to the Holder a whole share of Common Stock.

1.4.   Securities Laws; Share Legend.   The Holder, by acceptance of this Warrant, agrees that this Warrant and all shares of Common Stock issuable upon exercise of this Warrant will be disposed of only in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder. In addition to any other legend which the Company may deem advisable under the Securities Act and applicable state securities laws, all certificates representing shares of Common Stock (as well as any other securities issued hereunder in respect of any such shares) issued upon exercise of this Warrant shall be endorsed as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to the Company) selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

ARTICLE II

WARRANT AGENCY; TRANSFER, EXCHANGE AND
REPLACEMENT OF WARRANT

2.1.   Warrant Agency.   Until such time, if any, as an independent agency shall be appointed by the Company to perform services described herein with respect to this Warrant (the “Warrant Agency”), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to the Holder.

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2.2.   Ownership of Warrant.   The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3.   Transfer of Warrant.   This Warrant may only be transferred to a purchaser subject to and in accordance with this Section 2.3, and any attempted transfer which is not in accordance with this Section 2.3 shall be null and void and the transferee shall not be entitled to exercise any of the rights of the holder of this Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of such transfers of Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency in accordance with this Section 2.3, together with: (i) a written assignment of this Warrant, substantially in the form of the assignment attached hereto as Annex 2, duly executed by the Holder or its duly authorized agent or attorney-in-fact, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer; and (ii) an investment representation letter, in form and substance acceptable to the Company, executed by the assignee or assignees of this Warrant. Upon surrender of this Warrant in accordance with this Section 2.3, the Company (subject to being satisfied that such transfer is in compliance with Section 1.4) shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder without having a new Warrant issued. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the registered Holder of this Warrant.

2.4.   Division or Combination of Warrants.   This Warrant may be divided or combined with other Warrants, in connection with the partial exercise of this Warrant, upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.5.   Loss, Theft, Destruction of Warrant Certificates.   Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security (in customary form) reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant and upon reimbursement of the Company’s reasonable incidental expenses, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

2.6.   Expenses of Delivery of Warrants.   Except as otherwise expressly provided herein, the Company shall pay all expenses (other than transfer taxes as described in Section 2.3) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder and shares of Common Stock upon the exercise hereof.

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ARTICLE III

LIMITATIONS ON EXERCISE; ADJUSTMENT PROVISIONS

3.1   Shareholder Approval.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof until the Company has obtained Shareholder Approval. No later than thirty (30) days after the termination of the Offering, the Company shall file with the Commission a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter as practicable.

3.2   Beneficial Ownership.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof if, upon such exercise, the number of shares of Common Stock to be issued pursuant to such exercise plus the number of shares of Common Stock beneficially owned by the Holder would exceed 4.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant or any portion thereof at such time as such exercise will not violate the provisions of this Section 3.2. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3.2 applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder’s determination of whether this Warrant is exercisable pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Subscription Notice by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof.

3.3   Adjustment Provision.   In the event that, after the date hereof, the Company shall: (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in the Company’s capital stock (which shall include any options, warrants or other rights to acquire capital stock); (ii) subdivide the outstanding shares of Common Stock into a larger number of shares; (iii) combine the outstanding shares of Common Stock into a smaller number of shares; or (iv) issue any shares of the Company’s capital stock in reclassification of the Common Stock, then, and in each such case, the Exercise Price in effect immediately prior to such event shall be adjusted so that the Holder shall, upon exercise of this Warrant, be entitled to receive the number of shares of Common Stock or other securities of the Company that the Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant had been exercised prior to the occurrence of such event. In the event that the shares of Common Stock are ever converted into a greater or lesser number of shares of another corporation or entity through a merger or similar transaction, a proportionate adjustment shall be made to the Exercise Price to account for such change. The Company shall give prompt written notice to the Holder following the occurrence of any event which requires an adjustment to the Exercise Price pursuant to the terms hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1   Representations and Warranties of Holder.   The Holder represents and warrants to the Company as follows:

(a)   Purchase for Own Account.   This Warrant and the shares of Common Stock to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning

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of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the shares of Common Stock to be acquired upon exercise of this Warrant.

(b)   Disclosure of Information.   The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the underlying shares of Common Stock. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions to the offering of this Warrant and its underlying shares of Common Stock and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

(c)   Investment Experience.   The Holder understands that the purchase of this Warrant and its underlying shares of Common Stock involves substantial risk. The Holder: (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of such Holder’s investment in this Warrant and its underlying shares of Common Stock and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying shares of Common Stock; and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

(d)   Accredited Investor Status.   The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

ARTICLE V

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Business Days” means each day in which banking institutions in Atlanta, Georgia are not required or authorized by law or executive order to close.

“Commission” has the meaning set forth in Section 1.4.

“Common Stock” has the meaning set forth in the first paragraph of this Warrant.

“Company” has the meaning set forth in the first paragraph of this Warrant.

“Eligible Holder” means the Holder and any permitted transferee of the Holder pursuant to and in accordance with this Warrant.

“Exchange Act” has the meaning set forth in Section 3.1.

“Exercise Price” means $4.80 per share of Common Stock, subject to adjustment pursuant to Article III.

“Expiration Date” has the meaning set forth in the first paragraph of this Warrant.

“Holder” has the meaning set forth in the first paragraph of this Warrant.

“Memorandum” means the Company’s Confidential Private Offering Memorandum dated July 26, 2005.

“NASD” means The National Association of Securities Dealers, Inc.

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“Offering” means the offer and sale of the Company’s securities as contemplated by the Memorandum.

“Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a Shareholder Meeting at which a quorum is present to approve the potential issuance in connection with the Offering of more than 20% of the outstanding shares of Common Stock for purpose of complying with the rules governing The Nasdaq Stock Market, Inc.

“Shareholder Meeting” means a meeting of the Company’s shareholders.

“Securities Act” has the meaning set forth in Section 1.4.

“Subscription Notice” has the meaning set forth in Section 1.1.

“Warrant Agency” has the meaning set forth in Section 2.1.

“Warrant” means this Warrant which is issued as part of a series of similar warrants issued pursuant to the Memorandum and the terms of that certain Subscription Agreement entered into between the Company and the Holder, accepted by the Company on [                    ], 2005 (the “Subscription Agreement”).

ARTICLE VI

MISCELLANEOUS

6.1.   Governing Law.   This Warrant shall be governed in all respects by the laws of the State of Georgia, without reference to its conflicts of law principles.

6.2.   Covenants To Bind Successor and Assigns.   All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

6.3.   Entire Agreement.   This Warrant, the Memorandum and the Subscription Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

6.4.   Waivers and Amendments.   No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holders of a majority in interest of the Warrants issued pursuant to the Memorandum then outstanding.

Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders of all Warrants issued pursuant to the Memorandum and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders of Warrants issued pursuant to the Memorandum and, if appropriate, notation thereof shall be made on all such Warrants thereafter surrendered for registration of transfer or exchange.

6.5.   Notices.   All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by express, registered or certified mail, postage prepaid, return receipt requested, sent by telecopy, or by courier service guaranteeing overnight delivery with charges prepaid, or otherwise delivered by hand or by messenger, and shall be conclusively deemed to have been received by a

6

party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by registered or certified mail, on the third Business Day after the day on which mailed, addressed to such party at such address.

In the case of the Holder, such notices and communications shall be addressed to its address set forth under its signature below, which shall be the address shown on the books maintained by the Warrant Agency, until the Holder shall notify the Company and the Warrant Agency in writing that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder. In the case of the Company, such notices and communications shall be addressed as follows:  Attention:  Chief Executive Officer, Tri-S Security Corporation, 3700 Mansell Road, Suite 200, Alpharetta, Georgia 30022.

6.6.   Survival of Agreements; Representations and Warranties, etc.   All covenants made by the Company herein shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

6.7.   Severability.   In case any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.8.   Section Headings.   The section headings used herein are for convenience of reference only, do not constitute a part of this Warrant and shall not affect the construction of or be taken into consideration in interpreting this Warrant.

6.9.   No Rights as Shareholder; No Limitations on Company Action.   This Warrant shall not entitle the Holder to any rights as a shareholder of the Company. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its certificate of incorporation, reorganize, consolidate or merge with or into another corporation or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights or powers.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and Holder have duly executed and delivered this Warrant, or caused this Warrant to be duly executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION
By:
Name: Ronald G. Farrell
Title: Chief Executive Officer
HOLDER:
[ ]
By:
Name:
Title:

Address:

Facsimile No.:

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Annex 1

SUBSCRIPTION NOTICE

Dated:

The undersigned hereby irrevocably elects to exercise the right of purchase evidenced by the attached Warrant for, and to purchase thereunder,                      shares of Common Stock of Tri-s Security Corporation as provided for therein. The undersigned tenders herewith payment of the Exercise Price (as defined in the attached Warrant) for such shares in the form of cash, money order, certified or bank cashier’s check or wire transfer.

Instructions for Registration of Common Stock

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

Name:
(Please typewrite or print in block letters.)

Address:

Denomination:

Representations and Warranties

In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

(i)    it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and may not transferred, sold, or offered for sale unless registered pursuant to the Securities Act and all applicable state securities laws or unless an exemption from such registration in available and the Company has received an opinion to that effect from counsel reasonably satisfactory to the Company;

(ii)   it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant are subject to, and are transferable only upon compliance with, the provisions of the Warrant;

(iii) if the undersigned is an individual, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(5) or (6) of Regulation D promulgated under the Securities Act by reason that the undersigned is an individual (i) having an individual net worth, or a joint net worth with the undersigned’s spouse, at the time of the purchase that exceeds $1,000,000, or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or if the undersigned is a corporation or other entity, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act; and

(iv)  it is purchasing the shares of Common Stock for investment and not with a view to resale or distribution or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.

Issuance of New Warrant

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

Page 2 of Annex 1

Annex 2

Assignment

For value received, the undersigned hereby sells, assigns and transfers unto:

Name:
(Please type or print in block letters)

Address:

the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of                                shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                                                                             , attorney-in-fact, to transfer said Warrant on the books of Verso Technologies, Inc., with full power of substitution in the premises.

Dated:

Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant.

APPENDIX C

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO: (A) THE RESTRICTIONS SET FORTH HEREIN AND (B) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRI-S SECURITY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

10% CALLABLE, CONVERTIBLE PROMISSORY NOTE

No. [ ]	Issue Date: [ ], 2005
Alpharetta, Georgia

Tri-S Security Corporation, a Georgia corporation (“Payor”), hereby promises to pay to [                 ] (“Holder”), at the address listed on the signature page hereto or such address as Holder may from time to time designate in writing to Payor, the principal sum of [        ] DOLLARS ($             ), together with interest thereon as provided herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in accordance with the terms and conditions of this promissory note (the “Note”).

1.     Series of Notes.   This Note is issued as part of a series of similar notes issued pursuant to Payor’s Confidential Private Offering Memorandum dated July 26, 2005, as the same may be amended or supplemented from time to time (the “Memorandum”), and the terms of that certain Subscription Agreement entered into between Payor and Holder, accepted by Payor on [           ], 2005.

2.     Interest.   The outstanding principal balance hereunder shall bear interest at a rate of 10% per annum from the date of issuance of this Note as indicated above (the “Issue Date”), computed on the basis of a 360-day year consisting of twelve 30-day months. All accrued interest under this Note shall be payable monthly on the last Trading Day (as hereinafter defined) of each month, commencing the month after the Issue Date. All payments made hereunder shall be applied first to accrued interest and thereafter to principal. For purposes of this Note, “Trading Day” means any day on which the shares of Payor’s common stock, par value $0.001 per share (the “Common Stock”), are purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

3.     Maturity Date.   The outstanding principal balance hereunder and all unpaid, accrued interest thereon shall be payable on the date which is the third anniversary of the Issue Date, or [           ], 2008 (the “Maturity Date”).

4.     Conversion.   At any time after Shareholder Approval (as defined in Section 7 hereof) is obtained and prior to the Maturity Date, Holder may elect to convert all, but not less than all, of the outstanding principal balance hereunder (the “Converted Amount”) into a number of shares of Common Stock (the “Conversion Shares”) equal to the quotient obtained by dividing the Converted Amount by the Conversion Price. For purposes of this Note, the “Conversion Price” shall equal $4.80 per share, subject to adjustment as set forth in Section 6 hereof.

5.     Conversion Procedure.

(a)    Holder shall exercise the conversion right set forth in Section 4 hereof by delivering to Payor a completed Notice of Conversion in the form attached hereto as Exhibit A (a “Conversion Notice”). No later than five Trading Days after Holder delivers to Payor the Conversion Notice, Payor shall issue to Holder a certificate or certificates representing the Conversion Shares into which the Converted Amount has been converted. Such conversion shall be deemed to have been effected as of the close of business on the date the Conversion Notice is delivered to Payor, and Holder will be deemed to have become the holder of record of the Conversion Shares issuable pursuant to such notice on such date.

(b)   Payor shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of the issuance or delivery of certificates representing the Conversion Shares in a name other than that of Holder.

(c)    Upon conversion of this Note pursuant to Sections 4 and 5 hereof, Payor will take all such actions as are necessary in order to ensure that the Conversion Shares will be validly issued, fully paid and nonassessable.

(d)   If Holder is required to make any governmental filings or to obtain any governmental approval in connection with the issuance or conversion of this Note, Payor will provide Holder with reasonable assistance in preparing such filings or obtaining such approval. Payor will make all filings Payor is required to make with the Securities and Exchange Commission (the “SEC”) and the applicable state securities commissions in connection with the issuance of this Note and the Conversion Shares.

(e)    No fractional share of Common Stock or scrip representing any fractional share of Common Stock shall be issued upon the conversion of the Converted Amount. If the conversion of the Converted Amount results in a fraction, the number of shares of Common Stock to be issued to Holder shall be rounded up to the nearest whole share.

(f)    Upon conversion of the entire outstanding principal balance hereunder and the payment of the accrued but unpaid interest due thereon, the rights of Holder with respect to this Note will cease.

6.     Adjustment of Conversion Price.   In the event that, after the Issue Date, Payor shall: (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in Payor’s capital stock (which shall include any options, warrants or other rights to acquire capital stock), (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of Payor’s capital stock in reclassification of the Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted so that, upon conversion of the Conversion Amount, Holder shall be entitled to receive the number of Conversion Shares or other securities of Payor that Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above had the Conversion Amount been converted immediately prior to the occurrence of such event. In the event that the outstanding shares of Common Stock are ever converted into a greater or lesser number of shares of another corporation or entity through a merger or similar transaction, a proportionate adjustment shall be made to the Conversion Price to account for such change. Payor shall give prompt written notice to Holder following the occurrence of any event which requires an adjustment to the Conversion Price pursuant to the terms hereof.

7.     Limitations on Right to Convert.

(a)    In no event shall Holder be permitted to convert the outstanding principal balance hereunder pursuant to Sections 4 and 5 hereof until Payor has obtained Shareholder Approval. For purposes of this Note, “Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a meeting of Payor’s shareholders (a “Shareholders Meeting”) at which a quorum is present to approve the potential issuance in connection with the offering contemplated by the Memorandum (the “Offering”) of more than 20% of the outstanding shares of Common Stock for purposes of complying with the rules governing The Nasdaq Stock Market, Inc. No later than thirty (30) days after the termination of the Offering, Payor shall file with the SEC a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter

2

as practicable. Payor’s Chief Executive Officer, who in the aggregate beneficially owns approximately 24% of the Common Stock outstanding as of the date of the Memorandum has agreed to vote all such shares in a manner to obtain Shareholder Approval.

(b)   In no event shall Holder be permitted to convert the outstanding principal balance hereunder pursuant to Sections 4 and 5 hereof if, upon such conversion, the number of Conversion Shares to be issued pursuant to such conversion plus the number of shares of Common Stock beneficially owned by Holder would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of Payor and Holder that Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of Holder to convert such excess principal amount at such time as such conversion will not violate the provisions of this Section 7. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 7 applies (and without limiting any rights Payor may otherwise have), Payor may rely on Holder’s determination of whether this Note is convertible pursuant to the terms hereof, Payor shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by Holder shall be deemed to be Holder’s representation that this Note is convertible pursuant to the terms hereof.

8.     Securities Laws; Share Legend.   Holder, by acceptance of this Note, agrees that the Conversion Shares will be disposed of only in accordance with the Securities Act and the rules and regulations of the SEC promulgated thereunder. In addition to any other legend which Payor may deem advisable under the Securities Act and applicable state securities laws, all certificates representing the Conversion Shares (as well as any other securities issued hereunder in respect of any such shares) issued upon conversion of this Note shall be endorsed as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to Payor) selected by Holder of such certificate, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

9.     Call Provision.   Payor has the option to prepay all or any portion of the outstanding principal balance hereunder at any time after the one year anniversary of the Issue Date with no prepayment penalty in accordance with the terms of this Section 9. Payor may exercise this right of prepayment by delivering to Holder a written notice (a “Prepayment Notice”) indicating the amount of the outstanding principal balance hereunder to be prepaid and the date on which Payor intends to make such prepayment, which date may be no earlier than 30 days after the Prepayment Notice is delivered to Holder. Notwithstanding the foregoing, Payor may exercise this right of prepayment only if a registration statement filed pursuant to the Securities Act covering the resale of the Conversion Shares has been declared effective by the SEC on or prior to the date on which Payor delivers the Prepayment Notice to Holder.

10.   Governing Law.   The terms of this Note shall be construed in accordance with the laws of the State of Georgia.

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11.   Restrictions on Transfer.   Holder, by acceptance of this Note, agrees and understands that: (i) this Note may not be transferred, sold pledged or hypothecated by Holder; and (ii) any attempted transfer, sale, pledge or hypothecation of this Note by Holder shall be void and of no effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Payor and Holder have duly executed and delivered this Note, or caused this Note to be duly executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION

	By:	Ronald G. Farrell
	Its:	Chief Executive Officer
ACCEPTED BY:
HOLDER:
[NAME OF HOLDER]

By:
Its:
Address of Holder:

Facsimile Number:
E-mail:

5

EXHIBIT A

NOTICE OF CONVERSION

TO: TRI-S SECURITY CORPORATION

(1)   The undersigned hereby elects to convert the entire outstanding principal balance of that certain 10% Callable, Convertible Promissory Note, dated               , 2005, issued by Tri-S Security Corporation (the “Company”) to the undersigned (“the Note”), into             shares (the “Shares”) of the Company’s common stock, $.001 par value per share, pursuant to the terms of the Note.

(2)   Please issue a certificate or certificates representing the Shares in the following name:

Name	Address

(3)   The undersigned represents that:  (i) the Shares are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof, and the undersigned has no present intention of distributing or reselling the Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the undersigned’s investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business maters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act (which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein) and, because the Shares have not been registered under the Securities Act, they may not be sold or transferred by the undersigned unless so registered or an exemption from such registration is available; (v) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act (the “Rule”) unless certain conditions are met and until the undersigned has held the Shares for the number of years prescribed by the Rule and that among the conditions for use of the Rule is the availability to the public of current information about the Company; (vi) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required; and (vii) the undersigned is an “accredited investor” as such term is defined in Rule 501 promulgated pursuant to the Securities Act.

Date:	[NAME OF UNDERSIGNED]

By:
Its:

APPENDIX D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT

TO PURCHASE                SHARES OF COMMON STOCK OF

TRI-S SECURITY CORPORATION

Issue Date:  _______________

THIS CERTIFIES THAT, for value received,                    or (subject to the restrictions on transfer contained herein) its registered assigns (the “Holder”) is entitled to purchase from Tri-S Security Corporation, a Georgia corporation (the “Company”), at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, after the date on which Shareholder Approval (as hereinafter defined) is obtained and prior to 5:00 p.m., Atlanta, Georgia time, on the date which is the third anniversary of the Issue Date set forth above (the “Expiration Date”), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company specified above, all subject to adjustment and upon the terms and conditions as hereinafter provided.

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings set forth in Article V hereof.

ARTICLE I

EXERCISE OF WARRANTS

1.1.  Method of Exercise.   To exercise this Warrant in whole or in part, after the date on which Shareholder Approval is obtained, the Holder shall deliver to the Company at the Warrant Agency:  (a) this Warrant; (b) a written notice, substantially in the form of the subscription notice attached hereto as Annex 1 (the “Subscription Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names of the Eligible Holder(s) in which such certificates are to be registered; and (c) payment of the Exercise Price with respect to such shares of Common Stock. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier’s check or wire transfer.

The Company shall, as promptly as practicable and in any event within five (5) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such subscription notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice (or, if such notice shall not specify denominations, one certificate shall be issued) and shall be issued in the name of the Holder or such other name or names of Eligible Holder(s) as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses payable in connection with the preparation, issuance and delivery of share certificates and new Warrants as contemplated by Section 2.6 below (other than transfer or similar taxes in connection with the transfer of securities), except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice or promptly upon receipt of a written request of the Company for payment.

If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

1.2.  Shares To Be Fully Paid and Nonassessable.   All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3.  No Fractional Shares To Be Issued.   The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall issue to the Holder a whole share of Common Stock.

1.4.  Securities Laws; Share Legend.   The Holder, by acceptance of this Warrant, agrees that this Warrant and all shares of Common Stock issuable upon exercise of this Warrant will be disposed of only in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder. In addition to any other legend which the Company may deem advisable under the Securities Act and applicable state securities laws, all certificates representing shares of Common Stock (as well as any other securities issued hereunder in respect of any such shares) issued upon exercise of this Warrant shall be endorsed as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to the Company) selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

ARTICLE II

WARRANT AGENCY; TRANSFER, EXCHANGE AND
REPLACEMENT OF WARRANT

2.1.  Warrant Agency.   Until such time, if any, as an independent agency shall be appointed by the Company to perform services described herein with respect to this Warrant (the “Warrant Agency”), the

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Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to the Holder.

2.2.  Ownership of Warrant.   The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3.  Transfer of Warrant.   This Warrant may only be transferred to a purchaser subject to and in accordance with this Section 2.3, and any attempted transfer which is not in accordance with this Section 2.3 shall be null and void and the transferee shall not be entitled to exercise any of the rights of the holder of this Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of such transfers of Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency in accordance with this Section 2.3, together with: (i) a written assignment of this Warrant, substantially in the form of the assignment attached hereto as Annex 2, duly executed by the Holder or its duly authorized agent or attorney-in-fact, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer; and (ii) an investment representation letter, in form and substance acceptable to the Company, executed by the assignee or assignees of this Warrant. Upon surrender of this Warrant in accordance with this Section 2.3, the Company (subject to being satisfied that such transfer is in compliance with Section 1.4) shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder without having a new Warrant issued. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the registered Holder of this Warrant.

2.4.  Division or Combination of Warrants.   This Warrant may be divided or combined with other Warrants, in connection with the partial exercise of this Warrant, upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.5.  Loss, Theft, Destruction of Warrant Certificates.   Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security (in customary form) reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant and upon reimbursement of the Company’s reasonable incidental expenses, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

2.6.         Expenses of Delivery of Warrants.   Except as otherwise expressly provided herein, the Company shall pay all expenses (other than transfer taxes as described in Section 2.3) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder and shares of Common Stock upon the exercise hereof.

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ARTICLE III

LIMITATIONS ON EXERCISE; ADJUSTMENT PROVISIONS

3.1   Shareholder Approval.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof until the Company has obtained Shareholder Approval. No later than thirty (30) days after the termination of the Offering, the Company shall file with the Commission a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter as practicable.

3.2   Beneficial Ownership.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof if, upon such exercise, the number of shares of Common Stock to be issued pursuant to such exercise plus the number of shares of Common Stock beneficially owned by the Holder would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant or any portion thereof at such time as such exercise will not violate the provisions of this Section 3.2. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3.2 applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder’s determination of whether this Warrant is exercisable pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Subscription Notice by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof.

3.3   Adjustment Provision.   In the event that, after the date hereof, the Company shall: (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in the Company’s capital stock (which shall include any options, warrants or other rights to acquire capital stock); (ii) subdivide the outstanding shares of Common Stock into a larger number of shares; (iii) combine the outstanding shares of Common Stock into a smaller number of shares; or (iv) issue any shares of the Company’s capital stock in reclassification of the Common Stock, then, and in each such case, the Exercise Price in effect immediately prior to such event shall be adjusted so that the Holder shall, upon exercise of this Warrant, be entitled to receive the number of shares of Common Stock or other securities of the Company that the Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant had been exercised prior to the occurrence of such event. In the event that the shares of Common Stock are ever converted into a greater or lesser number of shares of another corporation or entity through a merger or similar transaction, a proportionate adjustment shall be made to the Exercise Price to account for such change. The Company shall give prompt written notice to the Holder following the occurrence of any event which requires an adjustment to the Exercise Price pursuant to the terms hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1   Representations and Warranties of Holder.   The Holder represents and warrants to the Company as follows:

(a)    Purchase for Own Account.   This Warrant and the shares of Common Stock to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning

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of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the shares of Common Stock to be acquired upon exercise of this Warrant.

(b)   Disclosure of Information.   The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the underlying shares of Common Stock. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions to the offering of this Warrant and its underlying shares of Common Stock and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

(c)    Investment Experience.   The Holder understands that the purchase of this Warrant and its underlying shares of Common Stock involves substantial risk. The Holder: (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of such Holder’s investment in this Warrant and its underlying shares of Common Stock and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying shares of Common Stock; and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

(d)   Accredited Investor Status.   The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

ARTICLE V

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Business Days” means each day in which banking institutions in Atlanta, Georgia are not required or authorized by law or executive order to close.

“Commission” has the meaning set forth in Section 1.4.

“Common Stock” has the meaning set forth in the first paragraph of this Warrant.

“Company” has the meaning set forth in the first paragraph of this Warrant.

“Eligible Holder” means the Holder and any permitted transferee of the Holder pursuant to and in accordance with this Warrant.

“Exchange Act” has the meaning set forth in Section 3.1.

“Exercise Price” means $4.80 per share of Common Stock, subject to adjustment pursuant to Article III.

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“Expiration Date” has the meaning set forth in the first paragraph of this Warrant.

“Holder” has the meaning set forth in the first paragraph of this Warrant.

“Memorandum” means the Company’s Confidential Private Offering Memorandum dated July 26, 2005, as the same may be amended or supplemented from time to time.

“NASD” means The National Association of Securities Dealers, Inc.

“Offering” means the offer and sale of the Company’s securities as contemplated by the Memorandum.

“Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a Shareholder Meeting at which a quorum is present to approve the potential issuance in connection with the Offering of more than 20% of the outstanding shares of Common Stock for purpose of complying with the rules governing The Nasdaq Stock Market, Inc.

“Shareholder Meeting” means a meeting of the Company’s shareholders.

“Securities Act” has the meaning set forth in Section 1.4.

“Subscription Notice” has the meaning set forth in Section 1.1.

“Warrant Agency” has the meaning set forth in Section 2.1.

“Warrant” means this Warrant which is issued as part of a series of similar warrants issued pursuant to the Memorandum and the terms of that certain Subscription Agreement entered into between the Company and the Holder, accepted by the Company on [             ], 2005 (the “Subscription Agreement”).

ARTICLE VI

MISCELLANEOUS

6.1.  Governing Law.   This Warrant shall be governed in all respects by the laws of the State of Georgia, without reference to its conflicts of law principles.

6.2.  Covenants To Bind Successor and Assigns.   All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

6.3.  Entire Agreement.   This Warrant, the Memorandum and the Subscription Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

6.4.  Waivers and Amendments.   No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holders of a majority in interest of the Warrants issued pursuant to the Memorandum then outstanding.

Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders of all Warrants issued pursuant to the Memorandum and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders

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of Warrants issued pursuant to the Memorandum and, if appropriate, notation thereof shall be made on all such Warrants thereafter surrendered for registration of transfer or exchange.

6.5.  Notices.   All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by express, registered or certified mail, postage prepaid, return receipt requested, sent by telecopy, or by courier service guaranteeing overnight delivery with charges prepaid, or otherwise delivered by hand or by messenger, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by registered or certified mail, on the third Business Day after the day on which mailed, addressed to such party at such address.

In the case of the Holder, such notices and communications shall be addressed to its address set forth under its signature below, which shall be the address shown on the books maintained by the Warrant Agency, until the Holder shall notify the Company and the Warrant Agency in writing that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder. In the case of the Company, such notices and communications shall be addressed as follows:  Attention:  Chief Executive Officer, Tri-S Security Corporation, 3700 Mansell Road, Suite 200, Alpharetta, Georgia 30022.

6.6.  Survival of Agreements; Representations and Warranties, etc.   All covenants made by the Company herein shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

6.7.  Severability.   In case any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.8.  Section Headings.   The section headings used herein are for convenience of reference only, do not constitute a part of this Warrant and shall not affect the construction of or be taken into consideration in interpreting this Warrant.

6.9.  No Rights as Shareholder; No Limitations on Company Action.   This Warrant shall not entitle the Holder to any rights as a shareholder of the Company. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its certificate of incorporation, reorganize, consolidate or merge with or into another corporation or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights or powers.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and Holder have duly executed and delivered this Warrant, or caused this Warrant to be duly executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION
By:
	Name:	Ronald G. Farrell
	Title:	Chief Executive Officer
HOLDER:
[		]
By:
Name:
Title:
Address:

Facsimile No.:

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Annex 1

SUBSCRIPTION NOTICE

Dated: ________________

The undersigned hereby irrevocably elects to exercise the right of purchase evidenced by the attached Warrant for, and to purchase thereunder,                 shares of Common Stock of Tri-s Security Corporation as provided for therein. The undersigned tenders herewith payment of the Exercise Price (as defined in the attached Warrant) for such shares in the form of cash, money order, certified or bank cashier’s check or wire transfer.

Instructions for Registration of Common Stock

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

Name:
(Please typewrite or print in block letters.)
Address:
Denomination:

Representations and Warranties

In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

(i)    it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and may not transferred, sold, or offered for sale unless registered pursuant to the Securities Act and all applicable state securities laws or unless an exemption from such registration in available and the Company has received an opinion to that effect from counsel reasonably satisfactory to the Company;

(ii)   it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant are subject to, and are transferable only upon compliance with, the provisions of the Warrant;

(iii) if the undersigned is an individual, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(5) or (6) of Regulation D promulgated under the Securities Act by reason that the undersigned is an individual (i) having an individual net worth, or a joint net worth with the undersigned’s spouse, at the time of the purchase that exceeds $1,000,000, or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or if the undersigned is a corporation or other entity, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act; and

(iv)  it is purchasing the shares of Common Stock for investment and not with a view to resale or distribution or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.

Issuance of New Warrant

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

Page 2 of Annex 1

Annex 2

Assignment

For value received, the undersigned hereby sells, assigns and transfers unto:

Name:
(Please type or print in block letters)
Address:

the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of                      shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                                                    , attorney-in-fact, to transfer said Warrant on the books of Verso Technologies, Inc., with full power of substitution in the premises.

Dated:
Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant.

APPENDIX E

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT

TO PURCHASE               SHARES OF COMMON STOCK OF

TRI-S SECURITY CORPORATION

Issue Date:  December 21, 2005

THIS CERTIFIES THAT, for value received,                           or (subject to the restrictions on transfer contained herein) its registered assigns (the “Holder”) is entitled to purchase from Tri-S Security Corporation, a Georgia corporation (the “Company”), at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, after the date on which Shareholder Approval (as hereinafter defined) is obtained and prior to 5:00 p.m., Atlanta, Georgia time, on the date which is the third anniversary of the Issue Date set forth above (the “Expiration Date”), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company specified above, all subject to adjustment and upon the terms and conditions as hereinafter provided.

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings set forth in Article V hereof.

ARTICLE I

EXERCISE OF WARRANTS

1.1.   Method of Exercise.   To exercise this Warrant in whole or in part, after the date on which Shareholder Approval is obtained, the Holder shall deliver to the Company at the Warrant Agency:  (a) this Warrant; (b) a written notice, substantially in the form of the subscription notice attached hereto as Annex 1 (the “Subscription Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names of the Eligible Holder(s) in which such certificates are to be registered; and (c) payment of the Exercise Price with respect to such shares of Common Stock. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier’s check or wire transfer.

The Company shall, as promptly as practicable and in any event within five (5) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such subscription notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice (or, if such notice shall not specify denominations, one certificate shall be issued) and shall be issued in the name of the Holder or such other name or names of Eligible Holder(s) as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses payable in connection with the preparation, issuance and delivery of share certificates and new Warrants as contemplated by Section 2.6 below (other than transfer or similar taxes in connection with the transfer of securities), except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice or promptly upon receipt of a written request of the Company for payment.

If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

1.2.   Shares To Be Fully Paid and Nonassessable.   All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3.   No Fractional Shares To Be Issued.   The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall issue to the Holder a whole share of Common Stock.

1.4.   Securities Laws; Share Legend.   The Holder, by acceptance of this Warrant, agrees that this Warrant and all shares of Common Stock issuable upon exercise of this Warrant will be disposed of only in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder. In addition to any other legend which the Company may deem advisable under the Securities Act and applicable state securities laws, all certificates representing shares of Common Stock (as well as any other securities issued hereunder in respect of any such shares) issued upon exercise of this Warrant shall be endorsed as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to the Company) selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

ARTICLE II

WARRANT AGENCY; TRANSFER, EXCHANGE AND
REPLACEMENT OF WARRANT

2.1.   Warrant Agency.   Until such time, if any, as an independent agency shall be appointed by the Company to perform services described herein with respect to this Warrant (the “Warrant Agency”), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to the Holder.

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2.2.   Ownership of Warrant.   The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3.   Transfer of Warrant.   This Warrant may only be transferred to a purchaser subject to and in accordance with this Section 2.3, and any attempted transfer which is not in accordance with this Section 2.3 shall be null and void and the transferee shall not be entitled to exercise any of the rights of the holder of this Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of such transfers of Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency in accordance with this Section 2.3, together with: (i) a written assignment of this Warrant, substantially in the form of the assignment attached hereto as Annex 2, duly executed by the Holder or its duly authorized agent or attorney-in-fact, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer; and (ii) an investment representation letter, in form and substance acceptable to the Company, executed by the assignee or assignees of this Warrant. Upon surrender of this Warrant in accordance with this Section 2.3, the Company (subject to being satisfied that such transfer is in compliance with Section 1.4) shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder without having a new Warrant issued. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the registered Holder of this Warrant.

2.4.   Division or Combination of Warrants.   This Warrant may be divided or combined with other Warrants, in connection with the partial exercise of this Warrant, upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.5.   Loss, Theft, Destruction of Warrant Certificates.   Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security (in customary form) reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant and upon reimbursement of the Company’s reasonable incidental expenses, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

2.6.   Expenses of Delivery of Warrants.   Except as otherwise expressly provided herein, the Company shall pay all expenses (other than transfer taxes as described in Section 2.3) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder and shares of Common Stock upon the exercise hereof.

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ARTICLE III

LIMITATIONS ON EXERCISE; ADJUSTMENT PROVISIONS

3.1   Shareholder Approval.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof until the Company has obtained Shareholder Approval. No later than thirty (30) days after the termination of the Offering, the Company shall file with the Commission a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter as practicable.

3.2   Beneficial Ownership.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article I hereof if, upon such exercise, the number of shares of Common Stock to be issued pursuant to such exercise plus the number of shares of Common Stock beneficially owned by the Holder would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant or any portion thereof at such time as such exercise will not violate the provisions of this Section 3.2. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3.2 applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder’s determination of whether this Warrant is exercisable pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Subscription Notice by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof.

3.3   Adjustment Provision.   In the event that, after the date hereof, the Company shall: (i) pay a dividend or make a distribution on the outstanding shares of Common Stock in the Company’s capital stock (which shall include any options, warrants or other rights to acquire capital stock); (ii) subdivide the outstanding shares of Common Stock into a larger number of shares; (iii) combine the outstanding shares of Common Stock into a smaller number of shares; or (iv) issue any shares of the Company’s capital stock in reclassification of the Common Stock, then, and in each such case, the Exercise Price in effect immediately prior to such event shall be adjusted so that the Holder shall, upon exercise of this Warrant, be entitled to receive the number of shares of Common Stock or other securities of the Company that the Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant had been exercised prior to the occurrence of such event. In the event that the shares of Common Stock are ever converted into a greater or lesser number of shares of another corporation or entity through a merger or similar transaction, a proportionate adjustment shall be made to the Exercise Price to account for such change. The Company shall give prompt written notice to the Holder following the occurrence of any event which requires an adjustment to the Exercise Price pursuant to the terms hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1   Representations and Warranties of Holder.   The Holder represents and warrants to the Company as follows:

(a)   Purchase for Own Account.   This Warrant and the shares of Common Stock to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning

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of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the shares of Common Stock to be acquired upon exercise of this Warrant.

(b)   Disclosure of Information.   The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the underlying shares of Common Stock. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions to the offering of this Warrant and its underlying shares of Common Stock and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

(c)   Investment Experience.   The Holder understands that the purchase of this Warrant and its underlying shares of Common Stock involves substantial risk. The Holder: (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of such Holder’s investment in this Warrant and its underlying shares of Common Stock and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying shares of Common Stock; and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

(d)   Accredited Investor Status.   The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

ARTICLE V

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Business Days” means each day in which banking institutions in Atlanta, Georgia are not required or authorized by law or executive order to close.

“Commission” has the meaning set forth in Section 1.4.

“Common Stock” has the meaning set forth in the first paragraph of this Warrant.

“Company” has the meaning set forth in the first paragraph of this Warrant.

“Eligible Holder” means the Holder and any permitted transferee of the Holder pursuant to and in accordance with this Warrant.

“Exchange Act” has the meaning set forth in Section 3.1.

“Exercise Price” means $4.80 per share of Common Stock, subject to adjustment pursuant to Article III.

“Expiration Date” has the meaning set forth in the first paragraph of this Warrant.

“Holder” has the meaning set forth in the first paragraph of this Warrant.

“Memorandum” means the Company’s Confidential Private Offering Memorandum dated July 26, 2005, as the same may be amended or supplemented from time to time.

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“NASD” means The National Association of Securities Dealers, Inc.

“Offering” means the offer and sale of the Company’s securities as contemplated by the Memorandum.

“Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a Shareholder Meeting at which a quorum is present to approve the potential issuance in connection with the Offering of more than 20% of the outstanding shares of Common Stock for purpose of complying with the rules governing The Nasdaq Stock Market, Inc.

“Shareholder Meeting” means a meeting of the Company’s shareholders.

“Securities Act” has the meaning set forth in Section 1.4.

“Subscription Notice” has the meaning set forth in Section 1.1.

“Warrant Agency” has the meaning set forth in Section 2.1.

“Warrant” means this Warrant which is issued as part of a series of similar warrants issued pursuant to or as contemplated by the Memorandum.

ARTICLE VI

MISCELLANEOUS

6.1.   Governing Law.   This Warrant shall be governed in all respects by the laws of the State of Georgia, without reference to its conflicts of law principles.

6.2.   Covenants To Bind Successor and Assigns.   All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

6.3.   Entire Agreement.   This Warrant and the Memorandum constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

6.4.   Waivers and Amendments.   No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holders of a majority in interest of the Warrants issued pursuant to the Memorandum then outstanding.

Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders of all Warrants issued pursuant to the Memorandum and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders of Warrants issued pursuant to the Memorandum and, if appropriate, notation thereof shall be made on all such Warrants thereafter surrendered for registration of transfer or exchange.

6.5.   Notices.   All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by express, registered or certified mail, postage prepaid, return receipt requested, sent by telecopy, or by courier service guaranteeing overnight delivery with charges prepaid, or otherwise delivered by hand or by messenger, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set

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forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by registered or certified mail, on the third Business Day after the day on which mailed, addressed to such party at such address.

In the case of the Holder, such notices and communications shall be addressed to its address set forth under its signature below, which shall be the address shown on the books maintained by the Warrant Agency, until the Holder shall notify the Company and the Warrant Agency in writing that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder. In the case of the Company, such notices and communications shall be addressed as follows:  Attention:  Chief Executive Officer, Tri-S Security Corporation, Royal Centre One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia 30022.

6.6.   Survival of Agreements; Representations and Warranties, etc.   All covenants made by the Company herein shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

6.7.   Severability.   In case any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.8.   Section Headings.   The section headings used herein are for convenience of reference only, do not constitute a part of this Warrant and shall not affect the construction of or be taken into consideration in interpreting this Warrant.

6.9.   No Rights as Shareholder; No Limitations on Company Action.   This Warrant shall not entitle the Holder to any rights as a shareholder of the Company. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its certificate of incorporation, reorganize, consolidate or merge with or into another corporation or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights or powers.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and Holder have duly executed and delivered this Warrant, or caused this Warrant to be duly executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION
By:
Name: Ronald G. Farrell
Title: Chief Executive Officer
HOLDER:
[ ]
By:
Name:
Title:

Address:

Facsimile No.:

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Annex 1

SUBSCRIPTION NOTICE

Dated:

The undersigned hereby irrevocably elects to exercise the right of purchase evidenced by the attached Warrant for, and to purchase thereunder,                         shares of Common Stock of Tri-s Security Corporation as provided for therein. The undersigned tenders herewith payment of the Exercise Price (as defined in the attached Warrant) for such shares in the form of cash, money order, certified or bank cashier’s check or wire transfer.

Instructions for Registration of Common Stock

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

Name:
(Please typewrite or print in block letters.)
Address:
Denomination:

Representations and Warranties

In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

(i)    it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and may not transferred, sold, or offered for sale unless registered pursuant to the Securities Act and all applicable state securities laws or unless an exemption from such registration in available and the Company has received an opinion to that effect from counsel reasonably satisfactory to the Company;

(ii)   it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant are subject to, and are transferable only upon compliance with, the provisions of the Warrant;

(iii)  if the undersigned is an individual, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(5) or (6) of Regulation D promulgated under the Securities Act by reason that the undersigned is an individual (i) having an individual net worth, or a joint net worth with the undersigned’s spouse, at the time of the purchase that exceeds $1,000,000, or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or if the undersigned is a corporation or other entity, the undersigned is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act; and

(iv)  it is purchasing the shares of Common Stock for investment and not with a view to resale or distribution or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.

Issuance of New Warrant

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

Page 2 of Annex 1

Annex 2

Assignment

For value received, the undersigned hereby sells, assigns and transfers unto:

Name:
(Please type or print in block letters)
Address:

the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of                           shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                                                   , attorney-in-fact, to transfer said Warrant on the books of Verso Technologies, Inc., with full power of substitution in the premises.

Dated:
Signature:
	Note:	The above signature should correspond exactly with the name on the face of the attached Warrant.

APPENDIX F

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE STOCK

Issuer: Tri-S Security Corporation, a Georgia corporation (the “Company”)

Number of Shares: 150,000 shares

Class of Stock: Common (the “Shares”)

Exercise Price:  $4.80 per share, as the same may be from time to time adjusted pursuant to Article 2 hereof.

Issue Date: October    , 2005

Expiration Date: October     , 2008

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, BRE LLC (“Holder”) is entitled to purchase the number of fully paid and nonassessable Shares of the Company at the Exercise Price per Share set forth, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1   EXERCISE.

1.1   Method of Exercise.   Subject to Section 1.6 below, this Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise, in substantially the form attached as Appendix 1, to the principal office of Company together with a check for the aggregate Exercise Price for Shares being purchased.

1.2   Fair Market Value.   If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.3   Delivery of Certificate and New Warrant.   Promptly after Holder exercises this Warrant, Company shall deliver to Holder certificates for Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing Shares not so acquired.

1.4   Replacement of Warrants.   On receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to Company or, in the case of mutilation, on surrender and cancellation of this Warrant, Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.5   Repurchase on Sale, Merger, or Consolidation of Company.   For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of

Company, or any reorganization, consolidation, or merger of Company where the holders of Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing, and the Exercise Price shall be adjusted accordingly; provided that if pursuant to such Acquisition the entire outstanding class of Shares issuable upon exercise of the unexercised portion of this Warrant are cancelled and the total consideration payable to the holders of such class of Shares consists entirely of cash, then, upon payment to the holder of this Warrant of an amount equal to the amount such holder would receive if such holder held Shares issuable upon exercise of the unexercised portion of this Warrant and such Shares were outstanding on the record date for the Acquisition less the aggregate Exercise Price of such Shares, this Warrant shall be cancelled.

1.6   Limitations on Exercise.

1.6.1   Shareholder Approval.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article 1 hereof until the Company has obtained Shareholder Approval. No later than thirty (30) days after the termination of the Offering, the Company shall file with the Securities and Exchange Commission a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter as practicable.

1.6.2   Beneficial Ownership.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article 1 hereof if, upon such exercise, the number of shares of Common Stock to be issued pursuant to such exercise plus the number of shares of Common Stock beneficially owned by the Holder would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant or any portion thereof at such time as such exercise will not violate the provisions of this Section 1.6.2. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 1.6.2 applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder’s determination of whether this Warrant is exercisable pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Notice of Exercise by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof.

1.6.3   Certain Definitions.   The following terms used in this Section 1.6 have the following respective meanings:

“Memorandum” means the Company’s Confidential Private Offering Memorandum dated July 26, 2005, as the same may be amended or supplemented from time to time.

“Offering” means the offer and sale of the Company’s securities as contemplated by the Memorandum.

“Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a Shareholder Meeting at which a quorum is present to approve the potential issuance in connection with the Offering of more than 20% of the outstanding shares of Common Stock for purpose of complying with the rules governing The Nasdaq Stock Market, Inc.

“Shareholder Meeting” means a meeting of the Company’s shareholders.

ARTICLE 2   ADJUSTMENTS.

2.1   Stock Dividends, Splits, Etc.   If Company declares or pays a dividend on its common stock (or Shares if Shares are securities other than common stock) payable in common stock or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if Shares are securities other than common stock, subdivides Shares in a transaction that increases the amount of common stock into which Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned Shares of record as of the date the dividend or subdivision occurred.

2.2   Reclassification, Exchange or Substitution.   Except in the case of an Acquisition to which Section 1.5 is applicable, upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3   Adjustments for Combinations, Etc.   If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares as to which this warrant is exercisable shall be proportionately decreased.

2.4   Adjustments for Diluting Issuances.   The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

2.5   No Impairment.   Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment. If Company takes any dilutive action affecting Shares or its common stock other than as described above that adversely affects Holder’s rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that such dilutive action is offset and the aggregate Exercise Price of this Warrant is unchanged.

2.6   Fractional Shares.   No fractional Shares shall be issuable upon exercise of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of the Warrant, Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.7   Certificate as to Adjustments.   Upon each adjustment of the Exercise Price, Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

ARTICLE 3   COVENANTS OF COMPANY.

3.1   Valid Issuance.   Company shall take all steps necessary to insure that all Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.2   Notice of Certain Events.   If Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, Company shall give Holder (1) in the case of the matters referred to in (a) and (b) above  at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.3   Information.   So long as the Holder holds this Warrant and/or any of the Shares, Company shall deliver to Holder (a) promptly, copies of all notices or other written communications to which Holder would be entitled if it held Shares as to which this Warrant was then exercisable and (b) such other financial statements required under and in accordance with any loan documents between Holder and Company, or if there are no such requirements ~~[~~or if the subject loan(s) are no longer are outstanding, then within 45 days after the end of each of the first three quarters of each fiscal year, Company’s quarterly, unaudited financial statements and within 120 days after the end of each fiscal year, Company’s annual, audited financial statements.

3.4   Notice of Expiration.   Company shall give Holder written notice of Holder’s right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 15 days before the Expiration Date and, in the case of an Acquisition to which the proviso of Section 1.5 shall be applicable, 15 days notice of such Acquisition. If the notice is not so given, the Expiration Date shall automatically be extended until 15 days after the date Company delivers the notice to Holder.

3.5   Registration Rights.   The common stock issuable upon exercise of the Warrant shall have the same registration rights as are set forth in the Registration Rights Agreement, dated as of October 11, 2005, between Company and its investors, as from time to time in effect (the “Registration Rights Agreement”—a true copy of which as in effect on the date hereof has been furnished by Company to Holder), and by accepting this Warrant, Holder agrees to be subject to corresponding obligations of the Investors set forth in the Registration Rights Agreement as though Holder were named an Investor therein. Company agrees that no amendments will be made to the Investor Rights Agreement which would have an adverse impact on Holder’s registration rights thereunder.

ARTICLE 4   MISCELLANEOUS.

4.1   Legends.   This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT

TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.2   Compliance with Securities Laws on Transfer.   This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Company, as reasonably requested by Company). Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or, if  current information, as referenced in Rule 144(c), is available, Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f) and the Company is provided with a copy of Holder’s notice of proposed sale.

4.3   Transfer Procedure.   Subject to the provisions of Section 4.3 Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant at any time to                           , or to any other transferee acceptable to Company (which acceptance shall not be unreasonably withheld or delayed) by giving Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to Company for reissuance to the transferee(s) (and Holder if applicable). Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with Company.

4.4   Notices.   All notices and other communications from Company to Holder, or vice versa, shall be in writing and shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or by overnight courier, at such address as may have been furnished to Company or Holder, as the case may be, in writing by Company or such Holder from time to time.

4.5   Attorneys Fees.   In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

4.6   Governing Law.   This Warrant shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to its principles regarding conflicts of law.

IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed by its authorized officers, all as of the day and year first above written.

COMPANY
TRI-S SECURITY CORPORATION
By
Name:
Title:

The undersigned Holder acknowledges and accepts
the terms of this Warrant and represents that it is an
“accredited investor,” as that term is defined in
Rule 501 under the Securities Act of 1933, as
amended:

BRE, LLC
By:
Name:
Title:

APPENDIX 1

Notice of Exercise

1.     The undersigned hereby elects to purchase        shares of the Common Stock of Tri-S Security Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.     Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

Name:
Address:

3.     The undersigned represents it is an “accredited investor” within the meaning of Rule 501 of the Securities Act of 1933, as amended, and it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

(Date)

APPENDIX 2

Notice that Warrant Is About to Expire

[Insert Date of Notice]

To:
Attn:

The Warrant issued to you described below will expire on  October     , 2008.

Issuer:  Tri-S Security Corporation

Issue Date:  October    , 2005

Class of Security Issuable:  Common Stock

Exercise Price per Share:  $4.80

Number of Shares Issuable:

Procedure for Exercise:

Please contact                    at (      )        -            with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

TRI-S SECURITY CORPORATION
By
Its:

EXHIBIT A

Anti-Dilution Provisions

In the event of the issuance (a “Diluting Issuance”) by Company, after the Issue Date of the Warrant, of Common Stock (or options or other rights to subscribe thereto or securities convertible into or exchangeable for Common Stock) at a price per share less than the Exercise Price, then the number of Shares issuable upon exercise of the Warrant and the Exercise Price, shall be adjusted as a result of Diluting Issuances in accordance with the following (provided that under no circumstances shall the aggregate Exercise Price payable by Holder upon exercise of the Warrant increase as a result of any adjustment arising from a Diluting Issuance):

1.   Definitions.   As used in these Antidilution Provisions, the following terms have the following respective meanings:

(a)    “Option” means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

(b)   “Convertible Securities” means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

(c)    “Issue”, means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur. Any variation of the term “Issue” including, without limitation, “Issuable”, “Issuance” or “Issued” shall have the same meaning as set forth in this section 1(c).

(d)   “Additional Common Shares” means all common stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to Company.

(e)    The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security.

2.   Deemed Issuance of Additional Common Shares.   The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

3.   Adjustment of Exercise Price for Diluting Issuances

3.1   Weighted Average Adjustment.   If Company issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Exercise Price in effect immediately before such Issue, the Exercise Price shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Exercise Price by a fraction:

(a)    the numerator of which is the amount of such common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by

Company for the Additional Common Shares would purchase at the Exercise Price in effect immediately before such Issue, and

(b)   the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

3.2   Adjustment of Number of Shares.   Upon each adjustment of the Exercise Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Exercise Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Exercise Price.

3.3   Securities Deemed Outstanding.   For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of Company shall be deemed to be outstanding.

4.   No Adjustment for Issuances Following Deemed Issuances.   No adjustment to the Exercise Price shall be made upon the exercise of Options or conversion of Convertible Securities.

5.   Adjustment Following Changes in Terms of Options or Convertible Securities.   If the consideration payable to, or the amount of common stock Issuable by, Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Exercise Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Exercise Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

6.   Recomputation Upon Expiration of Options or Convertible Securities.   The Exercise Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Exercise Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Exercise Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

7.   Limit on Readjustments.   No readjustment of the Exercise Price pursuant to Sections 5 or 6 shall increase the Exercise Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

8.   30 Day Options.   In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options.

9.   Computation of Consideration.   The consideration received by Company for the Issue of any Additional Common Shares shall be computed as follows:

(a)    Cash  shall be valued at the amount of cash received by Company, excluding amounts paid or payable for accrued interest or accrued dividends.

(b)   Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of Company.

(c)    Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of Company for consideration that covers both shall be determined in good faith by the Board of Directors of Company.

(d)   Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

(i)    the total amount, if any, received or receivable by Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon exercise of the Options or conversion of the Convertible Securities, by

(ii)   the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

APPENDIX G

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE STOCK

Issuer: Tri-S Security Corporation, a Georgia corporation (the “Company”)

Number of Shares: 25,000 shares

Class of Stock: Common (the “Shares”)

Exercise Price:  $4.80 per share, as the same may be from time to time adjusted pursuant to Article 2 hereof.

Issue Date: October      , 2005

Expiration Date: October      , 2008

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, LSQ Funding Group, L.C. (“Holder”) is entitled to purchase the number of fully paid and nonassessable Shares of the Company at the Exercise Price per Share set forth, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1   EXERCISE.

1.1   Method of Exercise.   Subject to Section 1.6 below, this Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise, in substantially the form attached as Appendix 1, to the principal office of Company together with a check for the aggregate Exercise Price for Shares being purchased.

1.2   Fair Market Value.   If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.3   Delivery of Certificate and New Warrant.   Promptly after Holder exercises this Warrant, Company shall deliver to Holder certificates for Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing Shares not so acquired.

1.4   Replacement of Warrants.   On receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to Company or, in the case of mutilation, on surrender and cancellation of this Warrant, Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.5   Repurchase on Sale, Merger, or Consolidation of Company.   For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of

Company, or any reorganization, consolidation, or merger of Company where the holders of Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing, and the Exercise Price shall be adjusted accordingly; provided that if pursuant to such Acquisition the entire outstanding class of Shares issuable upon exercise of the unexercised portion of this Warrant are cancelled and the total consideration payable to the holders of such class of Shares consists entirely of cash, then, upon payment to the holder of this Warrant of an amount equal to the amount such holder would receive if such holder held Shares issuable upon exercise of the unexercised portion of this Warrant and such Shares were outstanding on the record date for the Acquisition less the aggregate Exercise Price of such Shares, this Warrant shall be cancelled.

1.6   Limitations on Exercise.

1.6.1   Shareholder Approval.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article 1 hereof until the Company has obtained Shareholder Approval. No later than thirty (30) days after the termination of the Offering, the Company shall file with the Securities and Exchange Commission a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with a Shareholder Meeting and shall seek to convene such meeting as promptly thereafter as practicable.

1.6.2   Beneficial Ownership.   In no event shall the Holder of this Warrant be permitted to exercise this Warrant or any portion hereof pursuant to Article 1 hereof if, upon such exercise, the number of shares of Common Stock to be issued pursuant to such exercise plus the number of shares of Common Stock beneficially owned by the Holder would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant or any portion thereof at such time as such exercise will not violate the provisions of this Section 1.6.2. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 1.6.2 applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder’s determination of whether this Warrant is exercisable pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Notice of Exercise by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof.

1.6.3   Certain Definitions.   The following terms used in this Section 1.6 have the following respective meanings:

“Memorandum” means the Company’s Confidential Private Offering Memorandum dated July 26, 2005, as the same may be amended or supplemented from time to time.

“Offering” means the offer and sale of the Company’s securities as contemplated by the Memorandum.

“Shareholder Approval” means the affirmative vote of at least a majority of the votes cast at a Shareholder Meeting at which a quorum is present to approve the potential issuance in connection with the Offering of more than 20% of the outstanding shares of Common Stock for purpose of complying with the rules governing The Nasdaq Stock Market, Inc.

“Shareholder Meeting” means a meeting of the Company’s shareholders.

ARTICLE 2   ADJUSTMENTS.

2.1   Stock Dividends, Splits, Etc.   If Company declares or pays a dividend on its common stock (or Shares if Shares are securities other than common stock) payable in common stock or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if Shares are securities other than common stock, subdivides Shares in a transaction that increases the amount of common stock into which Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned Shares of record as of the date the dividend or subdivision occurred.

2.2   Reclassification, Exchange or Substitution.   Except in the case of an Acquisition to which Section 1.5 is applicable, upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3   Adjustments for Combinations, Etc.   If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares as to which this warrant is exercisable shall be proportionately decreased.

2.4   Adjustments for Diluting Issuances.   The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

2.5   No Impairment.   Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment. If Company takes any dilutive action affecting Shares or its common stock other than as described above that adversely affects Holder’s rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that such dilutive action is offset and the aggregate Exercise Price of this Warrant is unchanged.

2.6   Fractional Shares.   No fractional Shares shall be issuable upon exercise of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of the Warrant, Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.7   Certificate as to Adjustments.   Upon each adjustment of the Exercise Price, Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

ARTICLE 3   COVENANTS OF COMPANY.

3.1   Valid Issuance.   Company shall take all steps necessary to insure that all Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.2   Notice of Certain Events.   If Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, Company shall give Holder (1) in the case of the matters referred to in (a) and (b) above  at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.3   Information.   So long as the Holder holds this Warrant and/or any of the Shares, Company shall deliver to Holder (a) promptly, copies of all notices or other written communications to which Holder would be entitled if it held Shares as to which this Warrant was then exercisable and (b) such other financial statements required under and in accordance with any loan documents between Holder and Company, or if there are no such requirements ~~[~~or if the subject loan(s) are no longer are outstanding, then within 45 days after the end of each of the first three quarters of each fiscal year, Company’s quarterly, unaudited financial statements and within 120 days after the end of each fiscal year, Company’s annual, audited financial statements.

3.4   Notice of Expiration.   Company shall give Holder written notice of Holder’s right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 15 days before the Expiration Date and, in the case of an Acquisition to which the proviso of Section 1.5 shall be applicable, 15 days notice of such Acquisition. If the notice is not so given, the Expiration Date shall automatically be extended until 15 days after the date Company delivers the notice to Holder.

3.5   Registration Rights.   The common stock issuable upon exercise of the Warrant shall have the same registration rights as are set forth in the Registration Rights Agreement, dated as of October 11, 2005, between Company and its investors, as from time to time in effect (the “Registration Rights Agreement”—a true copy of which as in effect on the date hereof has been furnished by Company to Holder), and by accepting this Warrant, Holder agrees to be subject to corresponding obligations of the Investors set forth in the Registration Rights Agreement as though Holder were named an Investor therein. Company agrees that no amendments will be made to the Investor Rights Agreement which would have an adverse impact on Holder’s registration rights thereunder.

ARTICLE 4   MISCELLANEOUS.

4.1   Legends.   This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT

TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.2   Compliance with Securities Laws on Transfer.   This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Company, as reasonably requested by Company). Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or, if  current information, as referenced in Rule 144(c), is available, Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f) and the Company is provided with a copy of Holder’s notice of proposed sale.

4.3   Transfer Procedure.   Subject to the provisions of Section 4.3 Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant at any time to                               , or to any other transferee acceptable to Company (which acceptance shall not be unreasonably withheld or delayed) by giving Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to Company for reissuance to the transferee(s) (and Holder if applicable). Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with Company.

4.4   Notices.   All notices and other communications from Company to Holder, or vice versa, shall be in writing and shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or by overnight courier, at such address as may have been furnished to Company or Holder, as the case may be, in writing by Company or such Holder from time to time.

4.5   Attorneys Fees.   In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

4.6   Governing Law.   This Warrant shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to its principles regarding conflicts of law.

IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed by its authorized officers, all as of the day and year first above written.

COMPANY
TRI-S SECURITY CORPORATION
By
Name:
Title:

The undersigned Holder acknowledges and
accepts the terms of this Warrant and
represents that it is an “accredited investor,”
as that term is defined in Rule 501 under the
Securities Act of 1933, as amended:

LSQ Funding Group, L.C.
By:
Name:
Title:

APPENDIX 1

Notice of Exercise

1.     The undersigned hereby elects to purchase        shares of the Common Stock of Tri-S Security Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.     Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

Name:
Address:

3.     The undersigned represents it is an “accredited investor” within the meaning of Rule 501 of the Securities Act of 1933, as amended, and it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

(Date)

APPENDIX 2

Notice that Warrant Is About to Expire

[Insert Date of Notice]

To:
Attn:

The Warrant issued to you described below will expire on  October     , 2008.

Issuer:  Tri-S Security Corporation

Issue Date:  October     , 2005

Class of Security Issuable:  Common Stock

Exercise Price per Share:  $4.80

Number of Shares Issuable:

Procedure for Exercise:

Please contact                      at (     )        -           with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

TRI-S SECURITY CORPORATION
By
Its:

EXHIBIT A

Anti-Dilution Provisions

In the event of the issuance (a “Diluting Issuance”) by Company, after the Issue Date of the Warrant, of Common Stock (or options or other rights to subscribe thereto or securities convertible into or exchangeable for Common Stock) at a price per share less than the Exercise Price, then the number of Shares issuable upon exercise of the Warrant and the Exercise Price, shall be adjusted as a result of Diluting Issuances in accordance with the following (provided that under no circumstances shall the aggregate Exercise Price payable by Holder upon exercise of the Warrant increase as a result of any adjustment arising from a Diluting Issuance):

1.   Definitions.   As used in these Antidilution Provisions, the following terms have the following respective meanings:

(a)    “Option” means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

(b)   “Convertible Securities” means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

(c)    “Issue”, means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur. Any variation of the term “Issue” including, without limitation, “Issuable”, “Issuance” or “Issued” shall have the same meaning as set forth in this section 1(c).

(d)   “Additional Common Shares” means all common stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to Company.

(e)    The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security.

2.   Deemed Issuance of Additional Common Shares.   The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

3.   Adjustment of Exercise Price for Diluting Issuances

3.1   Weighted Average Adjustment.   If Company issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Exercise Price in effect immediately before such Issue, the Exercise Price shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Exercise Price by a fraction:

(a)    the numerator of which is the amount of such common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by

Company for the Additional Common Shares would purchase at the Exercise Price in effect immediately before such Issue, and

(b)   the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

3.2   Adjustment of Number of Shares.   Upon each adjustment of the Exercise Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Exercise Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Exercise Price.

3.3   Securities Deemed Outstanding.   For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of Company shall be deemed to be outstanding.

4.   No Adjustment for Issuances Following Deemed Issuances.   No adjustment to the Exercise Price shall be made upon the exercise of Options or conversion of Convertible Securities.

5.   Adjustment Following Changes in Terms of Options or Convertible Securities.   If the consideration payable to, or the amount of common stock Issuable by, Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Exercise Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Exercise Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

6.   Recomputation Upon Expiration of Options or Convertible Securities.   The Exercise Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Exercise Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Exercise Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

7.   Limit on Readjustments.   No readjustment of the Exercise Price pursuant to Sections 5 or 6 shall increase the Exercise Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

8.   30 Day Options.   In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options.

9.   Computation of Consideration.   The consideration received by Company for the Issue of any Additional Common Shares shall be computed as follows:

(a)    Cash  shall be valued at the amount of cash received by Company, excluding amounts paid or payable for accrued interest or accrued dividends.

(b)   Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of Company.

(c)    Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of Company for consideration that covers both shall be determined in good faith by the Board of Directors of Company.

(d)   Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

(i)    the total amount, if any, received or receivable by Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon exercise of the Options or conversion of the Convertible Securities, by

(ii)   the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

TRI-S SECURITY CORPORATION

Royal Centre One

11675 Great Oaks Way, Suite 120

Alpharetta, Georgia 30022

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF TRI-S SECURITY CORPORATION

The undersigned holder of shares of common stock, par value $0.001 per share (the “Common Stock”), of TRI-S SECURITY CORPORATION, a Georgia corporation (the “Company”), hereby appoints Ronald G. Farrell and Robert K. Mills, and each of them, with full power of substitution, proxies to vote the shares of Common Stock which the undersigned could vote if personally present at the Special Meeting of Shareholders of the Company, to be held at _____ a.m., local time, on Tuesday, February 28, 2006, at __________________, and any adjournment or postponement thereof (the “Meeting”).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSALS 1, 2 and 3.

1.     To approve the potential issuance of shares of Common Stock upon conversion of convertible promissory notes and exercise of warrants issued in a private placement financing for the purpose of complying with the rules governing The Nasdaq Stock Market, Inc. (the “Nasdaq”).

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.     To approve the issuance of warrants to be issued to the Company’s lender and the potential issuance of shares of Common Stock upon exercise thereof for purposes of complying with the Company’s Credit Agreement with the lender and the rules governing the Nasdaq.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.     To transact such other business as may properly come before the Meeting.

☐	FOR	☐	AGAINST	☐	ABSTAIN

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

Receipt of the Company’s Proxy Statement dated February [__], 2006 is hereby acknowledged.

Signature:

Signature if
jointly held:

Dated:	, 2006

Please date and sign as name appears hereon. When signing as executor, administrator, trustee, guardian or attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer.  If a partnership, please sign in partnership name by authorized person.  Joint owners should each sign.